CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit 10.1

EXECUTION VERSION

CONFIDENTIAL

CO-PROMOTION AGREEMENT

by and among

AMARIN PHARMACEUTICALS IRELAND LIMITED, AMARIN PHARMA, INC.

and

KOWA PHARMACEUTICALS AMERICA, INC.

MARCH 31, 2014

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

-i-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

TABLE OF CONTENTS

(continued)

-ii-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

TABLE OF CONTENTS

(continued)

Schedule 1.14 - Amarin Trademarks

Schedule 1.53 - Kowa Trademarks

Schedule 1.86 - Example of Sample Costs Calculation

Schedule 4.4 - PDE Adjustment Calculation Example

Schedule 5.2 - Co-Promote Fee

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

CO-PROMOTION AGREEMENT

This Co-Promotion Agreement (this “Agreement”) is entered into as of March 31, 2014 (the “Effective Date”) by and among Amarin Pharmaceuticals Ireland Limited, a company incorporated under the laws of Ireland (registered number 408912) with offices at 2 Pembroke House Upper Pembroke Street 28-32, Dublin 2, Ireland (“Amarin Ireland”), and Amarin Pharma, Inc., a Delaware corporation with offices at 1430 Route 206 North, Suite 101, Bedminster, NJ 07921 (“Amarin Pharma”, and collectively with Amarin Ireland, “Amarin”), on the one hand, and Kowa Pharmaceuticals America, Inc., a Delaware corporation with offices at 530 Industrial Park Blvd, Montgomery, AL 36117 (“Kowa”), on the other hand.

RECITALS

WHEREAS, Amarin Ireland owns certain intellectual property and regulatory rights relating to a drug known as Vascepa® (icosapent ethyl) capsules giving it the right to market and sell Vascepa in the Territory;

WHEREAS, Amarin Ireland has granted to Amarin Pharma the right to market and sell Vascepa in the Territory;

WHEREAS, Kowa possesses expertise in the commercialization of pharmaceutical products in the Territory and Amarin desires to engage the services of Kowa to co-promote, and Kowa desires to co-promote, Vascepa in the Territory together with Amarin Pharma to the extent set forth herein; and

WHEREAS, the Parties’ goal under this Agreement is to increase the sales of the Product in the Field in the Territory.

NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Act” means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. 301 et seq, as it may be amended from time to time, and relevant regulations and guidelines promulgated thereunder.

1.2 “Active Moiety” means the molecule or ion, excluding those appended portions of the molecule that cause the drug to be an ester, salt (including a salt with hydrogen or coordination bonds) or other noncovalent derivative (such as a complex, chelate, or clathrate) of the molecule, responsible for the physiological or pharmacological action of the drug substance.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.3 “Adverse Event” means any adverse event associated with the use of a drug/product in humans, whether or not considered drug related, including the following: (a) an adverse event occurring in the course of the use of a drug/product in professional practice, (b) an adverse event occurring from drug overdose whether accidental or intentional, (c) an adverse event occurring from drug abuse, (d) an adverse event occurring from drug withdrawal, or (e) any failure of expected pharmacological action.

1.4 “Affiliate” means, in relation to a Party, any person, corporation, firm or partnership or other entity, whether de jure or de facto, which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Party. An entity shall be deemed to control another entity if it: (a) owns, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or has other comparable ownership interest with respect to any entity other than a corporation, or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of such other entity.

1.5 “Agreement” has the meaning set forth in the Preamble to this Agreement.

1.6 “Amarin” has the meaning set forth in the Preamble to this Agreement.

1.7 “Amarin Ireland” has the meaning set forth in the Preamble to this Agreement.

1.8 “Amarin Indemnitees” has the meaning set forth in Section 11.5.

1.9 “Amarin Intellectual Property” means Amarin Patents and Amarin Know-How.

1.10 “Amarin Know-How” means Know-How Controlled by Amarin during the Term that (a) is relevant to this Agreement, and (b) relates to the Product in the Field in the Territory.

1.11 “Amarin Patents” means any patents or patent applications (including any substitutions, divisions, continuations, continuations-in-part, patents of addition, substitutions, registrations, reissues, re-examinations, extensions, renewals, and confirmations, and any patent issued with respect to any such patent application) Controlled by Amarin during the Term that (a) are relevant to this Agreement, and (b) claim inventions directed to the manufacture, composition, formulation or use of the Product in the Field in the Territory.

1.12 “Amarin Pharma” has the meaning set forth in the Preamble to this Agreement.

1.13 “Amarin Sales Representative” means an individual employed or utilized by Amarin (for clarity, other than a Kowa Sales Representative) who (a) engages in Detailing and other activities as a commercial pharmaceutical sales representative that are in compliance with Applicable Laws, and who is trained with respect to the Product, including the Product Labeling and the legal use of said Product Labeling, to engage in such activities with respect to the Product in the Field in the Territory, and (b) has not been threatened with or excluded or debarred by any Regulatory Authority.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.14 “Amarin Trademarks” means the registered and unregistered trademarks, trade names, logos and housemarks of Amarin and any of its Affiliates set forth on Schedule 1.14, and intellectual property rights residing in such trademarks or trade names, including copyrights and design rights.

1.15 “ANCHOR Data” means data generated through conducting clinical trials that are intended to support obtaining Regulatory Approval for the Product in the ANCHOR Indication.

1.16 “ANCHOR Indication” means (a) the use of the Product as an adjunct to diet and exercise for adult patients on statin therapy with mixed dyslipidemia (one or more lipid disorders) and triglyceride levels between 200 and 499 mg/dL, or (b) such similar indication covering the range of triglyceride levels between 200 and 499 mg/dL as it may be described in the final FDA approved Product Labeling for the Product based primarily on the ANCHOR Data.

1.17 “Annual PDE Requirements” has the meaning set forth in Section 4.4.1(a).

1.18 “Applicable Laws” means any and all statutes, ordinances, regulations, rules, or guidance of any kind whatsoever and any and all requirements under permits, orders, decrees, judgments or directives and requirements of applicable Governmental Authorities, in each case pertaining to any of the activities contemplated by this Agreement, including any regulations and guidelines promulgated by any Regulatory Authority in the Territory, all as amended from time to time.

1.19 “Audit” has the meaning set forth in Section 7.5.5.

1.20 “Benefit Plans” has the meaning set forth in Section 4.3.5(f).

1.21 “Board” has the meaning set forth in Section 1.23.

1.22 “Business Day” means a day other than a Saturday, Sunday, or a day on which banking institutions in New York, New York are closed.

1.23 “Change of Control” means, with respect to a Party, any of the following events: (a) any Third Party acquires directly or indirectly the beneficial ownership of any voting security of such Party or its controlling Affiliate representing more than fifty percent (50%) of the total voting power of the then-outstanding voting securities of such Party or its controlling Affiliate, (b) the consummation of a merger, consolidation, recapitalization, or reorganization of such Party or its controlling Affiliate with or by a Third Party which would result in more than fifty percent (50%) of the total voting power of the capital stock being transferred to a Third Party, or (c) a change in the composition of such Party’s, or its controlling Affiliate’s, board of directors (the “Board”) over a period of twelve (12) consecutive months or less such that a majority of such Board’s members cease by reason of one or more contested elections for Board membership to be comprised of individuals whose election is endorsed by a majority of the members of such Board immediately before the date of election.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.24 “Claims” means all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations or injunctions.

1.25 “Codes” mean the Code on Interactions with Healthcare Professionals promulgated by the Pharmaceutical Research and Manufacturers of America (PhRMA) and the American Medical Association Guidelines on Gifts to Physicians, as either of the foregoing may be amended from time to time, and relevant regulations and guidelines promulgated thereunder.

1.26 “Commercially Reasonable Efforts” means, with respect to a Party’s obligation to perform or achieve a specified obligation for the Product or generally under this Agreement, the efforts, expertise, degree of skill, and resources that are comparable in quality and scope to those efforts, expertise, degree of skill and resources that are generally used by such Party to perform or achieve a comparable obligation for a pharmaceutical product Controlled by such Party, which has the same regulatory requirements or status (for example, requires a prescription or is available over-the-counter), is at a comparable stage of development or product life as the Product, and that has similar market potential as the Product, taking into account relative safety and efficacy, product profile, the competitiveness of the marketplace, relevant regulatory circumstances, and other relevant factors, including technical, legal, scientific and/or medical factors, but, in any event, a Party’s effort shall be no less than the effort that a comparable pharmaceutical company would expend with respect to a comparable pharmaceutical product controlled by such company taking into consideration the factors outlined above.

1.27 “Competing Product” means any product (other than the Product) (i) with the same Active Moiety (including drugs with the same Active Moiety included within such product as part of a drug mixture or a fixed dose combination), or in the same class of drug (i.e., Omega-3) as the Product, or (ii) [***]. For clarity, [***] shall not be “Competing Products” for purposes of this Agreement.

1.28 “Confidential Information” has the meaning set forth in Section 10.2.

1.29 “Confidentiality Agreement” has the meaning set forth in Section 10.2.

1.30 “Control” means, with respect to any Know-How, physical material, patent right, or other intellectual property right, possession by a Party or its Affiliates (whether by ownership, license grant or other means) of the legal right to grant the right to access or use, or to grant a license or a sublicense to, such Know-How, physical material, patent right, or other intellectual property right as provided for herein without violating the proprietary rights of any Third Party or any terms of any agreement or other arrangement between such Party (or any of its Affiliates) and any Third Party.

1.31 “Co-Promote Fee Tail Payment” has the meaning set forth in Section 5.3.1.

1.32 “Co-Promotion Fee” has the meaning set forth in Section 5.1.

1.33 “Cost of Goods” means, for Product manufactured by Amarin or a Third Party, Amarin’s actual costs of manufacturing, packaging, and testing the Product and amounts paid to a Third Party for such activities, calculated in accordance with GAAP, including: (a) the costs and expenses associated with components, such as raw materials, drugs and chemicals, encapsulation, packaging materials and components, (b) any applicable net sales taxes, customs duties and similar import fees or costs and freight actually paid by Amarin, (c) direct production labor, (d) Third Party logistics fees and pass-through expenses, and (e) allocated indirect and overhead charges, including insurance and internal staffing, but for clarity, excluding amortization, depreciation and other non-cash charges. Notwithstanding the foregoing, Cost of Goods will exclude the related cost of inventory related to deferred revenue recognized for Products sold in the Territory prior to the Effective Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.34 “Detail(s)” means an in-person, face to face sales call between a Target and a Kowa Sales Representative or an Amarin Sales Representative, during which the Product’s attributes, benefits, prescribing information, and fairly balanced Safety Information are orally presented in compliance with all Applicable Laws and with or without Promotional Materials. For clarity, (a) presentations made at conventions, exhibit booths, educational programs or speaker meetings, or similar gatherings, and (b) Sample drops (if applicable) and reminders, shall not, in each case of clause (a) or (b), constitute a Detail. Any Details performed in a group situation or in a dinner meeting shall only be considered a single Detail regardless of the number of participants, unless there occur in conjunction therewith one-on-one Details, in which case each such additional one-on-one Detail shall be counted each as a Detail. When used as a verb, ‘Detail’ means to engage in a Detail.

1.35 “Dollars” means United States Dollars.

1.36 “Effective Date” has the meaning set forth in the Preamble to this Agreement.

1.37 “Federal Arbitration Act” has the meaning set forth in Section 14.3.

1.38 “Field” means (a) an adjunct treatment to diet to reduce triglyceride (TG) levels in adult patients with severe (≥ 500 mg/dL) hypertriglyceridemia, and (b) any other indications for which the Product is approved by the FDA for sale in the United States, including, to the extent approved by the FDA, the ANCHOR Indication.

1.39 “FDA” means the United States Food and Drug Administration or any successor agency performing comparable functions.

1.40 “Force Majeure” means circumstances beyond the reasonable control of either Party, including acts of God, fires, explosions, earthquakes, floods, droughts, riots, acts of terrorism, wars, civil disturbances, sabotage, accidents, strikes or other labor disputes, unforeseen material shortages or supplier failures or any other event or circumstance of the like of different character to the foregoing beyond the reasonable control and without the fault or negligence of a Party.

1.41 “GAAP” means generally accepted accounting principles in the United States.

1.42 “Governmental Authority” means any multi-national, federal, state, county, local, municipal or other governmental authority or self-regulating organization of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal), including the FDA, the SEC and The NASDAQ Stock Market, Inc.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.43 “Gross Margin” means [***]. Gross Margin shall be calculated [***].

1.44 “Gross Sales” means the [***]. For the avoidance of doubt[***]. Notwithstanding the foregoing, Gross Sales will exclude [***].

1.45 “Indemnitee” has the meaning set forth in Section 11.6.

1.46 “Initial Term” has the meaning set forth in Section 12.1.

1.47 “Inventions” has the meaning set forth in Section 9.1.

1.48 “JAMS Rules” has the meaning set forth in Section 14.3.

1.49 “Joint Steering Committee” or “JSC” means the committee established in accordance with the procedures set forth in Section 3.1.

1.50 “Know-How” of a Party means all present and future information, whether or not in written form, whether or not in the public domain and shall include biological, chemical, pharmacological, toxicological, medical or clinical, analytical, quality, manufacturing, research, or sales and marketing information, including processes, methods, procedures, techniques, plans, programs and data.

1.51 “Kowa” has the meaning set forth in the Preamble to this Agreement.

1.52 “Kowa Indemnitees” has the meaning set forth Section 11.4.

1.53 “Kowa Sales Representative” means an individual employed by Kowa who (a) engages in Detailing and other activities as a commercial pharmaceutical sales representative that are in compliance with Applicable Laws, and who is trained with respect to the Product, including the Product Labeling and the legal use of said Product Labeling, to engage in such activities with respect to the Product in the Field in the Territory, and (b) has not been threatened with or excluded or debarred by any Regulatory Authority. Kowa Sales Representatives shall not engage in medical affairs activities (including receiving, approving or delivering grants) nor will they attend formulary committee meetings and no MSL shall serve as a Kowa Sales Representative.

1.54 “Kowa Trademarks” means the registered and unregistered trademarks, trade names, logos and housemarks of Kowa and any of its Affiliates set forth on Schedule 1.54, and intellectual property rights residing in such trademarks or trade names, including copyrights and design rights.

1.55 “Losses” means any and all amounts paid or payable to Third Parties with respect to a Claim of a Third Party, together with all documented Out-of-Pocket Expenses, including attorney’s fees, reasonably incurred in complying with any judgments, orders, decrees, stipulations and injunctions that arise out of a Claim of a Third Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.56 “Major Market Event” means an event occurring after the Effective Date that materially adversely affects the market or profitability for the Product in the Territory including: [***]. For purposes of this Section 1.56, [***] means [***].

1.57 “Marketing Expenses” means, [***].

1.58 “MSL” means a medical scientific liaison who (a) conducts service based medical activities including providing input and assistance with consultancy meetings, recommending investigators for clinical trials and providing input in the design of such trials and other research related activities, and (b) delivers non-promotional communications and conducts non-promotional activities including reactively responding to enquiries of medical professionals for off-label information and presenting new clinical trial and other scientific information.

1.59 “Net Sales” means [***].

1.60 “Net Sales Tail Payment” has the meaning set forth in Section 5.3.2, as applicable.

1.61 “OIG” means the United States Department of Health and Human Services Office of the Inspector General.

1.62 “OIG Guidance” has the meaning set forth in Section 7.5.2.

1.63 “Out-of-Pocket Expenses” means expenses actually paid by a Party or its Affiliate to any Third Party.

1.64 “Party” means Amarin or Kowa.

1.65 “Performance Standards” has the meaning set forth in Section 4.7.

1.66 “PDMA” means the Prescription Drug Marketing Act, and relevant regulations and guidelines promulgated thereunder.

1.67 “Primary Detail” means a Detail where [***].

1.68 “Primary Detail Equivalent” or “PDE” means a numerical amount that scores the value of Details performed by Kowa Sales Representatives or Amarin Sales Representatives: [***].

1.69 “Product” means (a) icosapent ethyl capsules or (b) any other preparations Controlled by Amarin containing icosapent ethyl or ethyl eicosapentaenoic acid as the only active pharmaceutical ingredient and only Active Moiety, in each case of clauses (a) and (b), as approved by the FDA for sale in the United States and sold under either the Vascepa® trademark or another trademark Controlled by Amarin. For clarity, “Product” does not include any product that combines icosapent ethyl or ethyl eicosapentaenoic acid with any other active pharmaceutical ingredient or Active Moiety.

1.70 “Product Invention” has the meaning set forth in Section 9.1.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.71 “Product Labeling” means all materials considered labeling of a Product by the FDA from time to time, including labels and other written, printed or graphic matter located on or in (a) any container or wrapper utilized with the Product (even if not physically attached thereto), or (b) any written material accompanying the Product, including, in each case, Product package inserts, invitations, signage, videotapes, CDs, DVDs, any other forms of electronic media, and any other format included in 21 C.F.R. 202.1(l)(2) (as may be supplemented or amended). For purposes of this Agreement, advertising as defined in 21 C.F.R. 202.1(l)(1) (as may be supplemented or amended) is considered Product Labeling.

1.72 “Product Launch” has the meaning set forth in Section 4.4.1.

1.73 “Promote” means any communications or persuasive activities by or on behalf of a Party intended to increase sales of the Product. Promotion includes activities such as distribution of Promotional Materials, Product sampling, advertising, the use of sales aids, and oral or electronic discussions with customers for the purpose of selling the Product. [***].

1.74 “Promotion Plan” means an annual plan that sets forth: (a) the manner in which the Parties shall deploy their respective efforts to Promote and Detail the Product in the Field in the Territory, (b) annual brand objectives, (c) tactical activities, (d) a call plan (including selection of Targets and Detailing frequency per Target), and (e) other matters relevant to Promotion and Detailing of the Product.

1.75 “Promotional Activity Data” has the meaning set forth in Section 4.5.1.

1.76 “Promotional Materials” means Product Labeling that is approved by Amarin for use in connection with the Promotion and Detailing of the Product in the Field in the Territory.

1.77 “Quarter” means, with respect to any given Year, the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31; provided, however, that (a) the first calendar quarter of the Term shall extend from the Effective Date to the end of the first full calendar quarter thereafter, and (b) the last calendar quarter of the Term shall end upon the effective date of termination or expiration of this Agreement.

1.78 “Regulatory Approval” means all approvals or licenses necessary for the manufacture, marketing, importation, storage and sale of the Product or a product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which shall exclude any pricing and reimbursement approvals.

1.79 “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval and/or, to the extent required in such country or regulatory jurisdiction, governmental pricing or reimbursement approval of a Product in such country or regulatory jurisdiction, including the FDA.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.80 “Safety Information” means an Adverse Event from any source, where the product is known and at least one demographic is known for the reporter and the patient, including: (a) an Adverse Event related to a quality defect, (b) an event during pregnancy and lactation, without an associated Adverse Event, (c) a drug exposure via parent, (d) lack of efficacy, without an associated Adverse Event, (e) overdose (symptomatic or not), (f) interaction (symptomatic or not), (g) misuse and medication error (symptomatic or not), (h) drug abuse, (i) unintended beneficial effects, (j) serious reports from interventional clinical trials, (k) aggregate safety reports, or (l) administration via incorrect route.

1.81 “Sales Force SOPs” has the meaning set forth in Section 4.3.5(a).

1.82 “Sales Quarter” has the meaning set forth in Section 4.4.1(b).

1.83 “Sales Year” has the meaning set forth in Section 4.4.1(a).

1.84 “Sales Representative” means a Kowa Sales Representative or an Amarin Sales Representative.

1.85 “Sample” means a unit of prescription drug that is not intended to be sold and is intended to be distributed to a licensed practitioner to promote the sale of the Product in the Field in the Territory in accordance with this Agreement and all Applicable Laws.

1.86 “Sample Costs” means, for Samples manufactured by Amarin or a Third Party, Amarin’s actual costs of manufacturing, packaging, and testing the Samples and amounts paid to a Third Party, including: (a) the costs and expenses associated with components, such as raw materials, drugs and chemicals, encapsulation, packaging materials and components, (b) any applicable net sales taxes, customs duties and similar import fees or costs and freight actually paid by Amarin, and (c) direct production labor, all of the foregoing calculated in accordance with GAAP. Schedule 1.86 sets forth an example of the calculation of Sample Costs.

1.87 “SEC” means the United States Securities and Exchange Commission or any successor.

1.88 “Secondary Detail” means [***].

1.89 “Tail Period” shall mean the period commencing on the effective date of the expiration or termination of this Agreement and continuing until no further Tail Period Payments are due from Amarin to Kowa. The Parties acknowledge and agree that, depending on the basis for termination of this Agreement, there may be no Tail Period.

1.90 “Tail Period Payments” means the Co-Promote Fee Tail Payment or the Net Sales Fee Tail Payment, as applicable. The Parties acknowledge and agree that, depending on the basis for termination of this Agreement, there may be no Tail Period Payments.

1.91 “Target” means a healthcare professional with prescribing authority in the Territory to whom a Sales Representative Promotes the Product within applicable policy constraints and in compliance with Applicable Laws.

1.92 “Term” has the meaning set forth in Section 12.1.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.93 “Territory” means the fifty (50) United States of America, the District of Columbia and Puerto Rico.

1.94 “Third Party” means any person or entity other than Amarin and Kowa or their respective Affiliates.

1.95 “Transition Point” means such date and time during Year 2014 when annual Net Sales of the Product in the Field in the Territory [***], as such amount is calculated beginning on the date of Product Launch. The Parties acknowledge and agree that the Transition Point may not occur.

1.96 “Year” means (a) for the first calendar year, the period commencing on the Effective Date and ending on December 31, 2014, (b) for each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, and (c) for the calendar year in which this Agreement is terminated, the period beginning on January 1 of such calendar year and ending on the effective date of the termination of this Agreement.

ARTICLE 2

RIGHTS AND OBLIGATIONS

2.1 Grant of Right; Retention of Rights. During the Term, subject to the terms and conditions of this Agreement, Amarin Ireland hereby grants Kowa the exclusive right in the Territory to be the sole co-promoter of the Product, along with Amarin Pharma (and any contract sales force retained by Amarin in accordance with Section 15.1.2). In connection with the foregoing, Amarin Ireland hereby covenants and agrees that it will not enforce against Kowa any of Amarin Ireland’s rights to regulatory exclusivity or under the Amarin Intellectual Property in connection with Kowa’s performance of its obligations under this Agreement in accordance with the terms of this Agreement. Kowa shall not, and shall have no obligation or right under this Agreement to (a) Promote or Detail the Product (x) in the Territory outside of the Field or (y) outside of the Territory or (b) sell or offer to sell the Product; provided, however, Promotion shall not be deemed to be the act of selling or offering to sell. Subject to the terms and conditions of this Agreement, Amarin retains all other rights in and to the Product, including the right to Promote and Detail the Product in the Territory during the Term, to Promote the Product outside the Territory, and to sell and offer to sell the Product. Subject to the terms and conditions of this Agreement, Amarin specifically retains the following rights, obligations and responsibilities with respect to the Product:

(a) responsibility for the specifications for the Product, for the manufacture and distribution of the Product, and any future development of the Product (including all studies and clinical trials related thereto, and related regulatory filings);

(b) responsibility for all decisions regarding, and submission of, regulatory submissions, or notices of any kind, and for interactions with Governmental Authorities, including interactions arising from Kowa’s Promotion and Detailing of the Product, subject to meaningful consultation with, and opportunity for comment by, Kowa in circumstances where such submission, notice or interaction relates directly to Kowa’s Promotion or Detailing of the Product;

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(c) responsibility for creation, subsequent modification, internal approval, and filing of all Product Labeling, Promotional Material and medical/scientific material and content (including submission of Promotional Materials to the FDA’s Office of Prescription Drug Promotion);

(d) determining all Product pricing and positioning, including the timing of pricing changes, requests for reimbursement and the offering of any discounts (including cash discounts with wholesalers) or rebates;

(e) determining the Product sampling budget, subject to meaningful consultation with, and opportunity for comment by, Kowa (provided, that such sampling budget with respect to Samples to be distributed by Kowa shall not exceed the amount set forth in Section 4.4.1(b) without Kowa’s prior consent);

(f) booking all Product sales; and

(g) subject to Kowa’s obligations hereunder (or in any separate applicable agreement between the Parties), responsibility for (A) handling all safety-related activities (including receiving all safety related complaints), (B) submitting all safety reports and interacting with Regulatory Authorities with respect thereto), (C) initiating and managing any Product recalls, withdrawals or safety alerts, and (D) as of January 1, 2015, any investigations and notifications of “suspect or illegitimate product” (as such product is defined by the Drug Quality and Security Act (DQSA)).

For the avoidance of doubt, Amarin retains the exclusive right to make, sell and offer to sell the Product.

2.2 Non-compete.

2.2.1 Obligations. Subject to Section 2.2.2, during the Term and through the end of the [***] following the effective date of expiration or termination of this Agreement, Kowa and its Affiliates shall not, itself or with a Third Party, [***].

2.2.2 [***].

2.2.3 Confirmation. As a condition to receiving the Tail Period Payments, if applicable, Kowa shall submit to Amarin on a Quarterly basis during the Tail Period a written confirmation of compliance with the terms of Section 2.2.1.

2.3 Amarin Trademarks. Kowa shall have the right to use the Amarin Trademarks (i) on the Promotional Materials, training materials, Samples, or any other item provided to Kowa by Amarin in connection with Kowa’s Promotion and Detailing of the Product in the Field in the Territory during the Term in accordance with the terms and conditions contained herein, and (ii) on Kowa’s website, or in Kowa’s promotional materials, in a manner solely intended to describe the relationship created under this Agreement, and in all cases subject to Amarin’s prior

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review and approval of such use(s) in each new circumstance, which shall not be unreasonably withheld, conditioned or delayed. In addition, subject to Section 10.4, Kowa shall have the right to use Amarin Trademarks otherwise only with the prior written consent of Amarin, which consent shall not be unreasonably withheld. Kowa shall not at any time during the Term do any act or thing which will in any way impair or diminish the rights of Amarin in or to the Amarin Trademarks. All goodwill and improved reputation generated by Kowa’s use of the Amarin Trademarks shall inure to the benefit of the appropriate Amarin entity (at Amarin’s discretion), and any use of the Amarin Trademarks by Kowa shall cease at the end of the Term. Kowa shall have no rights under this Agreement in or to the Amarin Trademarks or the goodwill pertaining thereto except as specifically provided herein. Kowa will not contest the ownership of the Amarin Trademarks, their validity, or the validity of any registration therefor during the Term or the Tail Period. Kowa undertakes during the Term and the Tail Period not to have registered and/or not to use any marks that are confusingly similar to the Amarin Trademarks.

2.4 Kowa Trademarks. Amarin shall have the right to use the Kowa Trademarks (i) on the Promotional Materials, training materials, Samples, or any other item used Amarin by in connection with Amarin’s Promotion and Detailing of the Product in the Field in the Territory during the Term, and thereafter until such materials run out of stock, in accordance with the terms and conditions contained herein, and (ii) on Amarin’s website, or in Amarin’s promotional materials, in a manner solely intended to describe the relationship created under this Agreement, and in all cases subject to Kowa’s prior review and approval of such use(s) in each new circumstance, which shall not be unreasonably withheld, conditioned or delayed. In addition, subject to Section 10.4, Amarin shall have the right to use the Kowa Trademarks otherwise only with the prior written consent of Kowa, which consent shall not be unreasonably withheld. Amarin shall not at any time during the Term do any act or thing which will in any way impair or diminish the rights of Kowa in or to the Kowa Trademarks. All goodwill and improved reputation generated by Amarin’s use of the Kowa Trademarks shall inure to the benefit of Kowa, and any use of the Kowa Trademarks by Amarin shall cease at the end of the Term. Amarin shall have no rights under this Agreement in or to the Kowa Trademarks or the goodwill pertaining thereto except as specifically provided herein. Amarin will not contest the ownership of the Kowa Trademarks, their validity, or the validity of any registration therefor during the Term or the Tail Period. Amarin undertakes during the Term or the Tail Period not to have registered and/or not to use any marks that are confusingly similar to the Kowa Trademarks.

2.5 Supply Assurance. Amarin shall use Commercially Reasonable Efforts to maintain approximately [***] of inventory of the Product based on Amarin’s commercially reasonable forecasted demand for the Product in the Field in the Territory. In the event that Amarin’s inventory of the Product falls below such threshold, Amarin shall notify Kowa accordingly. If Amarin subsequently experiences [***], then [***]; provided, that during the period of such stock-out, either (a) the Parties may mutually agree to terminate this Agreement in accordance with Section 12.2[***].

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ARTICLE 3

GOVERNANCE

3.1 JSC.

3.1.1 Organization. Within twenty (20) days following the Effective Date, the Parties shall form a JSC whose responsibility shall be to manage the day-to-day Promoting and Detailing and compliance activities of the Parties under this Agreement during the Term. The JSC shall consist of an equal number of representatives from each Party, with at least three (3) representatives appointed by each Party. A Party may change any of its representatives on the JSC at any time with a new person (with appropriate expertise to replace the outgoing member) by giving written notice to the other Party; provided, however, that, without limiting the generality of the foregoing, a key objective with respect to membership in the JSC shall be preserving continuity.

3.1.2 Meetings. For the [***] following the Effective Date, the JSC shall meet on at least [***] basis (with the first meeting being held within twenty (20) days following the Effective Date), and thereafter the JSC shall meet at least [***] every Year on a [***] basis, in each case unless a particular meeting is waived by mutual consent. In addition, each Party shall have the right to call a meeting of the JSC on reasonable notice to the other Party. Subject to the foregoing, the JSC shall meet on such dates and at such times as agreed by the JSC and shall meet via teleconference or videoconference or, if mutually agreed by the Parties, at a location determined by the JSC. Each Party may permit visitors with particular insights regarding the subject matter of a given JSC meeting to attend such meeting; provided, that any such visitor shall be subject to written confidentiality and non-use obligations no less stringent than the terms of ARTICLE 10. Each Party shall be responsible for its own expenses for participating in the JSC. Meetings of the JSC will be chaired by a representative from Amarin. Meetings of the JSC shall be effective only if at least one (1) representative of each Party is present or participating, unless otherwise agreed in writing.

3.1.3 Minutes. Minutes of each JSC meeting will be transcribed and issued by a designee of the JSC within ten (10) Business Days after each meeting. The minutes, if accurate, shall be approved by each Party not later than the first order of business at the immediately succeeding JSC meeting; provided, that if there is a disagreement regarding accuracy, the Parties shall work together in good faith to resolve such disagreement and finalize such minutes as expeditiously as possible.

3.1.4 Decisions. The representatives of each Party serving on the JSC shall collectively have one (1) vote on all matters considered by the JSC. In the event that the JSC is unable to agree on any matter properly brought before it pursuant to Section 3.2, such matter shall be submitted to the Chief Executive Officer of each Party, who shall attempt to reach a mutually agreed upon resolution. If no resolution is possible after a good faith effort, then Amarin shall have final decision-making authority with respect to such dispute; provided, that Amarin shall not have the right to exercise its decision-making authority to amend this Agreement (e.g., to alter the Annual PDE Requirements under Section 4.4.1(a)).

3.2 Responsibilities of the JSC. Except as may be otherwise expressly set forth herein, Amarin will have final planning, oversight, performance evaluation and decision-making authority and responsibility for all sales, marketing and Promotional activities and attendant compliance activities related to the Product and Product Labeling. Notwithstanding the foregoing, Kowa will have the opportunity, through the JSC to confer with, or recommend ideas or Promotional Materials to, Amarin regarding such sales, marketing and Promotional matters. Without limiting the rights, obligations and responsibilities expressly reserved by Amarin under Section 2.1 (and Amarin’s decision-making authority with respect thereto), matters to come before the JSC shall be limited to the following:

(a) Reviewing available Gross Sales, Net Sales, and other Territory-specific Product performance data as determined by the JSC;

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(b) Making recommendation for new materials for commercial support and Promotional Materials such as product detail aids, advertising, educational give-aways, speaker meetings, speaker kits and direct mail;

(c) Reviewing Sample demand forecast;

(d) Coordinating joint activities undertaken by the Parties in accordance with Section 4.11;

(e) Reviewing and discussing any market research conducted by either Party with respect to the Product in the Field in the Territory;

(f) Reviewing monthly activities of Sales Representatives;

(g) Reviewing the efforts of Sales Representatives who engage in Detailing and other Promotional efforts with respect to the Product to maintain desired frequency of Details and to avoid unintended duplication of Details;

(h) Reviewing, commenting on, and approving the annual Promotion Plan for the Product in accordance with Section 4.2 and monitoring the implementation of the Promotion Plan;

(i) Reviewing and auditing training needs and schedule, including corrective training;

(j) Discussing whether a Major Market Event has occurred and making recommendations with respect thereto;

(k) Establishing subcommittees on an as-needed and as-appropriate basis (e.g., a compliance subcommittee and/or a medical activities subcommittee to oversee medical / scientific matters), overseeing the activities of all subcommittees so established, and addressing disputes or disagreements arising in all such subcommittees;

(l) Considering and making recommendations on such other matters as are stipulated in this Agreement (e.g., non-commercial matters); and

(m) Performing such other responsibilities as may be assigned to the JSC pursuant to this Agreement or as may be mutually agreed upon by the Parties in writing from time to time;

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provided, however, that the JSC shall have no authority to amend any provision of this Agreement, make any binding interpretation of this Agreement, or determine whether or not a breach of this Agreement has occurred or to otherwise increase the devotion of financial or human resources of Kowa under this Agreement.

3.3 Major Market Events. In the event of facts that may amount to a Major Market Event either Party may request that the JSC meet within fifteen (15) days of the occurrence of such an event to discuss, in accordance with Section 3.2(j), whether a Major Market Event has occurred, to consider whether any adjustments to this Agreement should be undertaken to address such Major Market Event (subject to amendments to this Agreement to account for any such adjustments being subject to each Party’s sole discretion and Section 15.8), and to make recommendations with respect thereto.

ARTICLE 4

PROMOTION AND DETAILING OF PRODUCT

4.1 Generally. Amarin hereby engages Kowa, and Kowa hereby accepts such engagement, to Promote and Detail the Product in the Territory, subject to the terms and conditions of this Agreement. Kowa shall have no other rights relating to the Product except as specifically set forth in this Agreement. Commencing no later than [***] after the Effective Date, in order to permit completion of Kowa’s training of Kowa Sales Representatives and other employees engaged in Promoting the Product and subject to Amarin providing such Promotional Materials (and the conversion of such Promotional Materials from Amarin’s Apple format to Kowa’s Windows format) and training materials as Kowa reasonably requires in order to train and supply the Kowa Sales Representatives, Kowa shall deploy Kowa Sales Representatives and such other employees to Promote and Detail the Product in the Territory in accordance with the terms of this Agreement, the Promotion Plan and the instructions of the JSC. In conducting its activities hereunder, Kowa will use Commercially Reasonable Efforts to Promote and Detail the Product and to optimize sales of the Product in the Field during the Term. Amarin also will use Commercially Reasonable Efforts to Detail the Product and to optimize sales of the Product during the Term. The Parties shall cooperate, including taking such actions as are reasonably requested by the other Party, in performing their obligations hereunder.

4.2 Promotion Plan. Appropriate representatives from each Party will jointly prepare the initial Promotion Plan and provide it to the JSC for review, comment, and approval prior to Kowa initiating its Promotion and Detailing activities hereunder. By no later than December 15 of the first Year, the JSC shall review, comment on (if applicable), and approve any modifications to the initial Promotion Plan for the second Year of the Term, and shall thereafter update such Promotion Plan in accordance with Section 3.2(h) each Year thereafter that Kowa is Promoting and Detailing the Product. For clarity, the Promotion Plan will include a plan for Detailing of the Product by the Kowa Sales Representatives and Amarin Sales Representatives to Targets that will permit the Parties to satisfy their minimum PDE obligations under Section 4.4.1(a) or 4.4.2(a), as applicable.

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4.3 Sales Representatives.

4.3.1 Generally. Kowa and Amarin shall at all times during the Term maintain a properly qualified and trained sales force containing [***] of Sales Representatives in order to satisfy their respective obligations under this Agreement (including Kowa’s and Amarin’s express obligations under Section 4.4.1 and Section 4.4.2, respectively).

4.3.2 Training.

(a) Amarin shall be responsible for providing initial Product and sales training materials for all Kowa Sales Representatives and members of Kowa’s sales management. In connection therewith, promptly after the Effective Date, Amarin will provide to Kowa sufficient copies of training materials and will make trainers reasonably available to train Kowa directly regarding compliance related matters (including (A) Detailing in compliance with Applicable Laws, Product Labeling and applicable Kowa policies and (B) maintaining Samples and records related thereto in accordance the PDMA, other Applicable Laws, Product Labeling and applicable Kowa policies) and to train Kowa trainers generally regarding the Product so that such Kowa trainers can train the Kowa Sales Representatives. Following Amarin’s initial direct training regarding compliance related matters (which may be done together with Kowa trainers), Kowa trainers shall be responsible for the further training and retraining of Kowa Sales Representatives regarding such matters. Kowa’s trainers and Product marketers shall have the right, with respect to the Product, to monitor and observe Amarin’s sales training programs and have ongoing access to new training materials developed by Amarin; provided, that (1) Amarin shall be entitled to exclude any person from such training for competitive reasons or to protect its confidential information or trade secrets pertaining to matters other than the Product and (2) such monitoring or observation is not disruptive to the training.

(b) Amarin’s training of Kowa personnel shall be conducted at places and times to be mutually agreed upon by the Parties promptly after the Effective Date; provided, that such training shall be consistent with Amarin’s regularly scheduled training programs. Amarin shall provide such training using a training program that relates to the Product (including training materials) and that is provided to Amarin’s sales force (with respect to Kowa Sales Representative level training and materials) or to Amarin’s district managers (with respect to Kowa’s sales management level training and materials). After the initial training, Amarin shall periodically provide additional training and continuing education materials to Kowa and Kowa’s trainers (as applicable), at Kowa’s expense except for Amarin’s travel and personnel expenses, on a regular basis so that Kowa may align on-going training of the Kowa Sales Representatives to the content training provided to Amarin Sales Representatives. Amarin agrees to provide such initial and additional training at Kowa’s cost, except for Amarin’s travel and personnel expenses, consistent with and on a schedule no less frequent than that provided to Amarin Sales Representatives by Amarin. The Parties shall work in good faith to arrange a mutually satisfactory training schedule for the Kowa Sales Representatives and Kowa’s sales management.

(c) No Kowa Sales Representative shall Promote or Detail the Product without having undergone training. Amarin shall have the right to monitor or observe all such Kowa training and training materials. The Parties acknowledge and agree that in order for a Kowa Sales Representative to be deemed to have successfully completed the training, such Kowa Sales Representative must demonstrate thorough knowledge of the medical and technical

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aspects of the Product and applicable commercial practices policies and must achieve scores on Product certifications of at least [***] percent ([***]%) on original testing or, if required, on re-testing on Product certifications. Kowa covenants that it shall use only training materials provided by, or approved by, Amarin in the performance of its responsibilities under this Agreement, and such materials shall not then be modified, changed, misbranded, or altered by Kowa or any Kowa Sales Representative at any time.

(d) Kowa shall bear all incremental costs and expenses of the trainers (except for Amarin’s travel and personnel expenses), training facility and training materials to train the Kowa Sales Representatives and Kowa’s sales management, and Kowa shall be responsible for all travel expenses and Out-of-Pocket Expenses incurred by the Kowa Sales Representatives and Kowa’s sales management in connection with such training.

4.3.3 Incentive Bonus. During the Term, at least [***] percent ([***]%) of the annual sales incentive bonus payable to a Kowa Sales Representative shall be allocated to the Product. The bonus shall not be capped.

4.3.4 Background Checks. Prior to assignment to Promote or Detail the Product, Kowa shall be responsible for performing background checks of all Kowa Sales Representatives. Kowa warrants that it has completed a background check of all Kowa Sales Representatives to determine (i) that no Kowa Sales Representative has any felony conviction and (ii) that no Kowa Sales Representative (A) is an excluded person on the OIG’s List of Excluded Individuals/Entities, (B) is on the General Services Administration Excluded Parties List, or (C) is on the FDA Debarment List.

4.3.5 Performance. Kowa agrees with respect to itself and the Kowa Sales Representatives that:

(a) Within five (5) Business Days after the Effective Date, Kowa will provide to Amarin Kowa’s sales force, marketing, Sample and related compliance program standard operating procedures (SOPs) (“Sales Force SOPs”), including such procedures as Amarin may specifically identify, to enable Amarin to determine whether such Sales Force SOPs are compliant with Applicable Laws and materially comparable to Amarin’s applicable standard operating procedures. Kowa will instruct the Kowa Sales Representatives to follow and comply with relevant portions of the Sales Force SOPs on or prior to the Effective Date, as such policies may be updated from time to time by Kowa to be compliant with Applicable Laws, and promptly reviewed by Amarin prior to implementation.

(b) Kowa will instruct the Kowa Sales Representatives to use, and will actively monitor and investigate (consistent with an effective comprehensive compliance program required under Applicable Laws) the Kowa Sales Representatives to ensure that such Kowa Sales Representatives use, only Promotional Materials, Samples and literature approved for use by Amarin for the Promotion and Detailing of the Product. Kowa will not, and will ensure that the Kowa Sales Representatives do not, misbrand, change or alter any Promotional Material or Samples (or use, sell or trade any Samples) supplied to it for distribution by Amarin;

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(c) Kowa will instruct the Kowa Sales Representatives to do, and will monitor the Kowa Sales Representatives so that such personnel do, the following: (A) Promote and Detail in full compliance with the Product Labeling and in adherence to all Applicable Laws, Sales Force SOPs, the Codes, and the Promotion Plan, and (B) not Promote or Detail the Product using social media, emails, or the internet.

(d) Kowa will comply with all Applicable Laws in the hiring, employment, and discharge of all Kowa Sales Representatives. Kowa represents that it is an Equal Opportunity Employer and does not discriminate against any person because of race, color, creed, age, sex, sexual preference, marital status, or national origin.

(e) Kowa acknowledges and agrees that Amarin does not and will not maintain or procure any worker’s compensation, healthcare, or other insurance for or on behalf of the Kowa Sales Representative, all of which shall be Kowa’s sole responsibility.

(f) Kowa acknowledges and agrees that all Kowa Sales Representatives are employees of Kowa and are not, and are not intended to be or be treated as, employees of Amarin or any of its Affiliates, and that such individuals are not, and are not intended to be, eligible to participate in any benefits programs or in any “employee benefit plans” (as such term is defined in Section 3(3) of ERISA) that are sponsored by Amarin or any of its Affiliates or that are offered from time to time by Amarin or its Affiliates to their own employees (the “Benefit Plans”).

(g) Notwithstanding Amarin’s rights to review, monitor or audit Kowa materials or activities, Kowa shall be solely responsible for its acts and omissions and for those acts or omissions of the Kowa Sales Representatives while performing any activities under this Agreement. Kowa shall be solely responsible and liable for all probationary and termination actions taken by it, as well as for the formulation, content and dissemination (including content) of all employment policies and rules (including written probationary and termination policies) applicable to its employees and contractors.

4.3.6 Compensation. Kowa shall be solely responsible for all costs and expenses of recruiting, hiring, maintaining and compensating the Kowa Sales Representatives, including salaries, benefits and incentive compensation; provided, that such incentive compensation shall be subject to Section 4.3.3 and shall not be structured in a manner that would reasonably be expected to inappropriately motivate such individuals to engage in the improper Promotion or Detailing of the Product. Amarin shall not be responsible to Kowa, or to the Kowa Sales Representatives, for any compensation, expense reimbursements or benefits (including vacation and holiday remuneration, healthcare coverage or insurance, life insurance, severance or termination of employment benefits, pension or profit-sharing benefits and disability benefits), payroll-related taxes or withholdings, or any governmental charges or benefits (including unemployment and disability insurance contributions or benefits and workmen’s compensation contributions or benefits) that may be imposed upon or be related to the performance by Kowa and such individuals of this Agreement, all of which shall be the sole responsibility of Kowa, even if it is subsequently determined by any court or governmental agency that any such individual may be an employee or a common law employee of Amarin or any of its Affiliates or is otherwise entitled to such payments and benefits.

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4.3.7 Product Basket Limitations. In connection with the fulfillment of Kowa’s Annual PDE Requirements under this Agreement, a Kowa Sales Representative shall not [***].

4.3.8 Transitioning Kowa Sales Representatives. If a Kowa Sales Representative leaves the employ of Kowa, or otherwise ceases to Detail the Product, Kowa shall, to the extent consistent with, and in a manner similar to, its practices with respect to departures of sales representatives promoting, marketing or detailing other products for Kowa, account for, and shall cause such departing Kowa Sales Representative to return to Kowa and delete from his/her computer files (to the extent such materials or information have been provided in, or converted into, electronic form), all materials relating to the Product that have been provided to such individual, including Samples (if applicable), Promotional Materials and account level information and training program materials, including all copies of the foregoing. Kowa shall reuse such materials for replacement Kowa Sales Representatives, to the extent practicable.

4.3.9 Kowa Sales Representative Audit. Amarin shall be entitled to audit Kowa’s training and compliance programs and the performance of the Kowa Sales Representatives, including compliance with the Sales Force SOPs and including by way of accompanying the Kowa Sales Representatives during their performance of Promotion and Detailing hereunder, in accordance with Section 7.5.5.

4.4 Minimum Sales Support.

4.4.1 By Kowa.

(a) Kowa shall provide the following minimum Details per [***] (“Annual PDE Requirements”) using no less than two hundred fifty (250) Kowa Sales Representatives:

[***]	[***]
Primary Details	[***]
Secondary Details	[***]

The [***] reference period for the performance of Kowa’s Annual PDE Requirements (a “Sales Year”) shall commence as of the first full calendar month after the date that the first Detail of the Product in the Territory is performed by Kowa (following completion of training obligations described herein with respect to Kowa Sales Representatives performing such Details) and reported in Kowa’s Detail recording system (such first Detail shall commence and constitute the “Product Launch”); provided, that Kowa’s Annual PDE Requirements shall be pro-rated for the final Year of the Term on the basis of such Detailing obligations being allocated evenly over an entire Sales Year (e.g., if the final Year of the Term overlaps with only three (3) months of a Sales Year, then Kowa shall only be obligated to perform one-fourth (1/4) of such Details). Kowa shall promptly advise Amarin in writing regarding any vacancies among the Kowa Sales Representatives that cause it to fall beneath the minimum Kowa Sales Representatives described above and shall, in any event, fill any such vacancies with appropriately qualified persons within [***]. “Sales Quarter” means the three (3)-month period commencing with the first full calendar month after Product Launch and each consecutive three (3)-month period thereafter. If Kowa fails to satisfy Kowa’s Annual PDE Requirements in a Sales Quarter, then[***].

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(b) In addition to its obligations under Section 4.4.1(a), Kowa shall expend [***] during the [***] in Marketing Expenses (which amount, for clarity, is exclusive of Kowa’s sales force-related costs); provided, that if Net Sales of the Product in the Field in the Territory during [***] exceed [***], then amounts that Kowa spent purchasing Samples during [***] shall reduce Kowa’s “Other Marketing Expenses” obligation under this Section 4.4.1(b) for [***] on a [***] to be pro-rated depending on the first day of Product Launch, assuming an effective Sales Year of [***]. For clarity, [***]. Kowa shall expend the foregoing sums on a [***] as follows:

[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sample Costs	[***]	[***]	[***]	[***]	[***]	[***]
Other Marketing Expenses	[***]	[***]	[***]	[***]	[***]	[***]
Sub-Total	[***]	[***]	[***]	[***]	[***]	[***]

If Kowa fails to expend the amount required with respect to [***], then Kowa shall [***]. In the event that Kowa has not [***] and [***], Kowa shall [***]; provided, that, with respect to [***].

4.4.2 By Amarin.

(a) Amarin shall provide [***]; provided, that such Detailing obligations shall be [***] on the basis of such Detailing obligations being [***]. If Amarin fails to satisfy Amarin’s Annual PDE Requirements in any Sales Quarter then[***].

(b) In addition to its obligations under Section 4.4.2(a), Amarin shall [***] during the Initial Term in Marketing Expenses [***].

[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sample Costs	[***]	[***]	[***]	[***]	[***]	[***]
Other Marketing Expenses	[***]	[***]	[***]	[***]	[***]	[***]
Sub-Total	[***]	[***]	[***]	[***]	[***]	[***]

If Amarin fails to expend the amount required with respect to [***], then Amarin shall [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.5 Records and Reports.

4.5.1 Record Keeping. Commencing the month in which Product Launch occurs, Kowa shall record, [***]: (i) the number of Kowa Sales Representatives assigned to Detail the Product in the Territory, (ii) the territories of their assignments, (iii) the proportion of their time devoted to Promoting the Product, (iv) the number of Product-related Details and PDEs for Product made by Kowa Sales Representatives in the Territory, (v) the position of such Details, (v) the amount of Marketing Expenses incurred, (vi) the amount of Samples dispensed to each physician Target, (vii) the prescriber identity (including applicable NPI number) of those receiving Samples, (viii) data required for government, state and other regulatory reporting requirements (including, data required under Section 1128G of the United States Social Security Act (i.e., the Physician Payment Sunshine Law) such as food, drops of literature, any gifts, payments or other transfers of value, state law data such as total spends in Minnesota, Massachusetts and California, and total marketing costs expended in Washington and West Virginia), and (ix) such other information as the JSC may reasonably require and as may be required by Applicable Laws (collectively, the “Promotional Activity Data”).

4.5.2 Reporting by Kowa. In addition to the record keeping requirement set forth in Section 4.5.1, within [***] after the end of each [***] commencing with the [***] in which Product Launch occurs, Kowa shall furnish to Amarin a written report setting forth Kowa ’s Promotional Activity Data for such month. In addition, within [***] after the end of each Year commencing with Year 2014, Kowa shall furnish to Amarin a written report setting forth, in the aggregate, the number of Kowa Sales Representatives assigned to the Product in the Territory, the number of PDEs for the Product provided by Kowa in the Territory during such Year, and the total Marketing Expenses incurred. Unless otherwise agreed by the JSC, Kowa’s reporting and record keeping with respect to Promotional Activity Data, including the calculation of Details and PDEs shall be in a format in reasonably acceptable to Amarin.

4.5.3 Reporting by Amarin. Within [***] after the end of each [***] commencing with the [***] in which Product Launch occurs, Amarin shall furnish to Kowa a written report setting forth the number of Product-related Details and the PDEs for Product made by Amarin Sales Representatives in the Territory for such [***].

4.6 Promotional Materials.

4.6.1 Generally. Amarin shall provide Kowa with all Promotional Materials to be used by the Kowa Sales Representatives in performing Promotion and Detailing activities under this Agreement. Kowa covenants that it shall use only Promotional Materials provided by Amarin in the performance of its responsibilities under this Agreement, and such materials shall not be modified, changed, misbranded, or altered by Kowa or any Kowa Sales Representative at any time, and Kowa and its Kowa Sales Representatives shall not use any Product Labeling that was not supplied by Amarin. Amarin shall create and control any digital marketing materials and Kowa shall not Promote or Detail the Product using social media, email or the internet. Kowa shall be timely provided such quantity of Promotional Materials as is set forth in the Promotion Plan or as may be determined by the JSC from time-to-time, which shall be reasonably sufficient to enable Kowa to meet its objectives under this Agreement. The Promotional Materials shall be in compliance in all material respects with the Product Labeling approved by the FDA and all Applicable Laws in the Territory and shall be suitable for use for Promotion of the Product in the Field.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.6.2 Costs. Notwithstanding anything to the contrary herein, Kowa shall be responsible for any incremental costs (including Out-of-Pocket Expenses, but excluding personnel costs) that Amarin incurs in providing Kowa with Promotional Materials or any other items or services hereunder. “Incremental costs” under this Section 4.6.2 is understood to be [***]. Amarin shall invoice Kowa for such costs from time-to-time, which invoices Kowa shall pay within thirty (30) days of receipt.

4.7 Performance Standards. Each Party will ensure the overall quality of Product Promotional efforts being provided by its Sales Representatives in the Territory, such quality being based on measures of compliance audit results (including those conducted pursuant to Section 7.5.5), call activity, message delivery and consistency, attendance at training seminars and Product meetings, proficiency with Product (including as set forth in Section 4.3.1), and other measures of performance (collectively, “Performance Standards”) established by the JSC and communicated to the Parties, including through the Parties’ representatives on the JSC. The JSC shall review the Performance Standards on an annual basis and update the Performance Standards if and when necessary based on evolving measurement tools, market conditions, commercial strategy and/or other relevant factors.

4.8 Samples.

4.8.1 Samples Generally. Amarin shall supply the quantity of Samples specified in the Promotion Plan to Kowa or Kowa’s designee in accordance with ARTICLE 6. Amarin shall be responsible for the design, production and procurement of all aspects of all Samples.

4.8.2 Sample Accountability Policies and Procedures.

(a) Kowa shall, and shall ensure that Kowa Sales Representatives, store, handle, transport and distribute Samples, and conduct Details, in accordance with the conditions set forth in the Product Labeling, the Sales Force SOPs, Kowa’s other applicable standard operating procedures, and otherwise in accordance with the PDMA and all other Applicable Laws governing the storage and distribution of pharmaceutical samples, and shall employ such measures as are necessary (including compliance with any Product insert) to prevent Sample contamination, deterioration or adulteration.

(b) Kowa will not distribute Samples to any Kowa Sales Representative that has not been trained in accordance with the Sales Force SOPs. From and after receipt by Kowa, Kowa’s distribution facilities and Kowa Sales Representatives shall (A) secure Samples against theft, tampering and diversion during and after storage and transport and (B) store Samples in a proper environment in accordance with the Product Labeling and any instructions received from Amarin with respect thereto.

(c) Amarin may, upon reasonable notice to Kowa, review Kowa’s sample accountability program for the Product. Amarin may choose to utilize the services of an outside vendor to perform this review.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(d) Kowa will validate, or cause to be validated, the licensing status/sample eligibility of the prescribers selected to receive Samples and will maintain, or cause to be maintained, an up to date status file thereafter. Amarin shall be entitled to periodically conduct, or have conducted, an audit of Kowa’s license/sample eligibility status file for the Product to ensure that Kowa is properly validating such prescribers. Such status file shall be validated not less than (A) once per Year and (B) periodically throughout the Year when new Targets are added to the list of Targets eligible to receive Samples.

(e) Kowa covenants and warrants that it and the Kowa Sales Representatives shall: (A) only use Samples directly in connection, and accordance, with the PDMA and other Applicable Laws, and this Agreement and (B) not resell, repackage, trade, use deconstruct, reverse engineer or otherwise use Samples or their packaging in any other non-compliant manner.

4.8.3 Certain Issues Involving Samples. Kowa shall notify Amarin within one (1) Business Day after receipt of information suggesting that (i) any Sample has been lost or stolen, (ii) any person has falsified a Sample request, a Sample receipt or Sample records, (iii) any Person is diverting Samples, (iv) any Samples have otherwise not been handled in accordance with the terms of this Agreement or Applicable Laws, or (v) any Sample is defective. Kowa and Amarin shall cooperate in making such investigations and reports related thereto as may be necessary under Applicable Laws. Kowa shall make drug accountability reports, Sample requests and receipts, and any other records pertaining to Samples or matters subject to PDMA, available to Amarin within twenty-four (24) hours of Amarin’s request. Kowa shall keep full and accurate books and records with respect to all of its obligations under the PDMA and Amarin shall have the right to audit such books and records in accordance with ARTICLE 8.

4.9 No Sales or Distribution; Returns. With respect to the Territory, Amarin shall sell (whether directly or through a designee) all Product to each customer, and shall book each sale. The Parties recognize that Kowa may from time to time receive orders for the Product directly from Third Parties for delivery in the Territory. In such event, Kowa promptly shall advise such Third Party that Kowa is not authorized to accept orders for the Product and shall immediately and accurately forward such order to Amarin, or its designee, which order Amarin may accept or reject in its sole discretion. Amarin (whether directly or through a designee) shall be responsible for handling all returns of the Product with respect to the Territory. If any Product sold in the Territory is returned to Kowa, Kowa shall either instruct the returning Party to, or shall itself if providing such instructions in a timely manner is not feasible (e.g., if Kowa receives a return through the mail), return such Product with appropriate documentation directly to Amarin or its designee, as directed by Amarin, at Amarin’s expense and in accordance with all Applicable Laws, as amended by the Drug Quality and Security Act (DQSA), but shall take no other actions with respect to such return without the prior written consent of Amarin. Amarin shall (whether directly or through a designee) have sole responsibility for shipping, distribution and warehousing, for the invoicing and billing of purchasers of the Product and for the collection of receivables resulting from the sales of the Product in the Territory.

4.10 Managed Care Organizations. Amarin will have sole responsibility for Promoting to, contracting with, and undertaking any and all other interactions regarding the Product with, managed health care organizations, group purchasing organizations, pharmacy benefit managers, large employers, long-term care organizations, insurers, formularies, government agencies and programs (e.g., Medicare and the Veterans Health Administration and other federal, state and local agencies), or similar organizations.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.11 Joint Activities. From time to time during the Term, the Parties may agree to permit joint promotional activities including both Kowa Sales Representatives and Amarin Sales Representatives, and the Parties will [***].

4.12 Communication with Sales Representatives. Each Party shall only communicate with designated representatives of the other Party (including, for example, through members of the JSC and designated subcommittees). Notwithstanding the foregoing, nothing herein shall restrict the Kowa Sales Representatives and Amarin Sales Representatives from communicating directly with one another. For clarity, as noted in Section 1.53, Kowa Sales Representatives shall not include MSLs; provided, however, that Amarin may provide information with respect to the Product to MSLs of Kowa for purposes of informing such MSLs about the Product in connection with such MSLs presence at relevant conferences.

4.13 Prohibition on Solicitation. Without the prior written consent of the other Party, neither Party nor its Affiliates shall, during the Term and for the longer of (i) a period of [***] following the expiration or termination of this Agreement or (ii) the duration of any Tail Period, solicit (directly), or attempt to solicit, any employee, director, or consultant who was employed or engaged by the other Party or its Affiliates. This provision shall not restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target employees, directors, or consultants of the other Party or its Affiliates or from employing anyone who responds to such advertisements.

ARTICLE 5

FINANCIAL PROVISIONS

5.1 Consideration Generally. In consideration for the performance of Kowa’s obligations hereunder, including compensation for Kowa’s Detailing efforts hereunder, during the Term Amarin shall pay Kowa a Quarterly percentage of the Gross Margin for the Product in the Territory (the “Co-Promote Fee”). In addition, following the expiration or earlier termination of the Term, under certain circumstances, Amarin shall pay to Kowa the Tail Period Payments, all as detailed herein.

5.2 Co-Promote Fee. The percentage used to calculate the Co-Promote Fee shall vary from Year-to-Year in accordance with Schedule 5.2. For clarity, in calculating Net Sales and Gross Sales for purposes of determining Gross Margin and the Co-Promote Fee the following principles shall apply: [***]

5.3 Tail Period Payments.

5.3.1 Upon Expiration. In the event that this Agreement expires in accordance with Section 12.1, and subject to Section 2.2, then Amarin shall pay Kowa the following “Co-Promote Fee Tail Payment” in accordance with Section 13.5(a): [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.3.2 Upon Certain Terminations. In the event that this Agreement is terminated prior to the expiration of the Term under the circumstances described in this Section 5.3.2 then Amarin shall pay Kowa the indicated “Net Sales Tail Payment” for the relevant indicated period in accordance with Section 13.5(b):

(a) if such termination occurs pursuant to Section 12.4.1 in connection with a Change of Control of Amarin (regardless whether such termination is initiated by Amarin, Amarin’s successor or Kowa) and on or prior to the second anniversary of the Effective Date, and subject to Section 2.2: [***]

(b) if such termination occurs pursuant to (1) Section 12.4.1 in connection with a Change of Control of Amarin (regardless whether such termination is initiated by Amarin, Amarin’s successor or Kowa) and following the [***] of the Effective Date, or (2) Section 12.4.1 in connection with a Change of Control of Kowa and such termination is initiated by Amarin (regardless whether such termination occurs prior to, on or after the [***] of the Effective Date), or (3) Section 12.3(a) in connection with a material breach by Amarin and is initiated by Kowa (regardless whether such termination occurs prior to, on or after the [***] of the Effective Date), and, in all cases of clauses (1), (2) and (3), subject to Section 2.2: [***]

(c) if such termination occurs pursuant to Section 12.2 in accordance with the Parties’ mutual agreement (which termination, for clarity, may not be effective prior to the [***] of the Effective Date), and subject to Section 2.2:

(i) if such mutual termination occurs in connection with a Major Market Event: [***]

(ii) if such mutual termination occurs between the [***] of the Effective Date (and is not in connection with a Major Market Event): [***]

(iii) if such mutual termination occurs between the [***] of the Effective Date (and is not in connection with a Major Market Event): [***]

(iv) if such mutual termination occurs between the [***] of the Effective Date (and is not in connection with a Major Market Event): [***]

5.3.3 Tail Period Payments Generally. Kowa shall be entitled to receive the Tail Period Payments solely under the circumstances described in Sections 5.3.1 and 5.3.2 and as further described in Section 13.5. For clarity, but without limitation, if this Agreement is terminated prior to expiry of the Term by (i) Amarin due to a material breach by Kowa or in accordance with Sections 4.4.1(a) and/or 12.6, (ii) Kowa, or its successor, in connection with a Change of Control of Kowa in accordance with Section 12.4.1, or in connection with a waiver in accordance with Section 2.2.2(ii), or in accordance with Sections 4.4.2(a) and/or 12.7, or (iii) either Party for any reason other than those expressly described in Section 5.3.1 or Section 5.3.2 then, in each case of the foregoing clauses (i) through (iii), inclusive, Kowa shall not be entitled to receive, and Amarin shall not be obligated to pay Kowa, any Tail Period Payments.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.4 Reporting and Payment.

5.4.1 Quarterly Reports, Invoicing and Co-Promotion Fee Payments. [***] Amarin shall deliver to Kowa a written report setting forth its calculations of Gross Margins and the Co-Promote Fee due to Kowa in connection with such Gross Margins for the just-ended Quarter.

5.4.2 Payments. All payments under this Agreement shall be in Dollars in immediately available funds. Unless instructed otherwise by the receiving Party, payments shall be made via wire transfer to an account designated in writing from time to time by the receiving Party.

5.5 Taxes. Any withholding or other similar taxes that either Amarin or its Affiliates is required by Applicable Law to withhold or pay on behalf of Kowa, with respect to any payments to it hereunder, shall be deducted from such payments and paid contemporaneously with the remittance to Kowa; provided, however, that Amarin will furnish Kowa with proper evidence of the taxes so paid. Kowa will furnish Amarin with appropriate documents to secure application of the most favorable rate of withholding tax under Applicable Law. All sums due under this Agreement shall be paid without deduction of sales tax that may be imposed, except insofar as Amarin is required to withhold or deduct the same to comply with Applicable Laws. Each Party shall render the other reasonable assistance in respect of its efforts to apply for and receive any refunds of tax to which it may seek.

5.6 Costs Generally. [***]

5.7 Offset Rights. Notwithstanding anything to the contrary in this Agreement, either Party may, in its sole discretion and from time to time, offset against any payments due to the other Party or its Affiliates under this Agreement, any amount that the other Party owes or has failed to pay in accordance with the applicable terms of this Agreement.

ARTICLE 6

SUPPLY OF SAMPLES

6.1 Sample Ordering and Delivery. Amarin will ship Sample supplies in quantities, and on timing, set forth in the Promotion Plan. Amarin will ship (FCA (Incoterms 2010) – Amarin’s or its contract manufacturer’s facility) Samples to Kowa’s warehouse located at 530 Industrial Park Blvd, Montgomery, AL 36117. Kowa shall confirm in writing the receipt of all Samples within one (1) Business Day of any such delivery of Samples and in compliance with Applicable Laws. Kowa may not change the location of the warehouse to where the Samples are shipped without the prior written consent of Amarin. Shipping costs from Kowa’s warehouse to Kowa Sales Representatives or Targets will be at Kowa’s cost and responsibility.

6.2 Receipt and Inspection.

6.2.1 Inspection. Kowa will perform an initial visual inspection (which shall at least be in accordance with PDMA and Kowa’s standard operating procedures) of each shipment of Samples immediately upon receipt of a shipment and communicate shortages, damages or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

other issues to Amarin or its designee via phone call and confirmed in writing. Thereafter, Kowa shall comply with the PDMA and other Applicable Laws. If any Samples are damaged, shorted or misbranded, Kowa will promptly notify Amarin. Kowa will return any non-conforming Samples in accordance with Amarin’s direction at Amarin’s cost. Amarin will replace the non-conforming Samples at Amarin’s expense and shall supply such Samples to Kowa under conditions no less favorable than Amarin’s then-current supply of Samples to Amarin Sales Representatives. Kowa’s sole remedy with respect to any damaged, misbranded or shorted Samples shall be the replacement of such Samples by Amarin.

6.2.2 Records. Amarin will maintain records of all Sample shipments and quantities sent to and received by Kowa or its designee. Kowa will maintain Sample shipment records of each Kowa Sales Representative by employee ID and territory number for the current Year plus the three (3) most recent previous Years. The information maintained must include the following: (i) product code, name and strength, (ii) lot number and quantity shipped, and (iii) shipment date. For clarity, Amarin will not ship Samples directly to Kowa Sales Representatives.

6.2.3 Storage & Reporting. Kowa represents and warrants that it and the Kowa Sales Representatives have a secure and proper environment for storage of Samples in accordance with the Product Labeling. Kowa agrees to provide monthly reporting of Sample stock levels to Amarin in a mutually agreed upon format.

6.3 Sample Cost. Samples supplied to Kowa under this Agreement will be supplied by Amarin [***]. Amarin will provide invoices to Kowa that are consistent with the definition of Sample Cost and the quantities of Samples shipped under such invoice. Sample-related invoices will be paid by Kowa within [***] of receipt thereof.

ARTICLE 7

REGULATORY MATTERS, COMPLIANCE AND PHARMACOVIGILANCE

7.1 Responsibility. Amarin shall generally have responsibility for all regulatory matters associated with the sales of the Product except that Kowa is responsible for (a) obtaining all federal, state or local licenses or credentialing necessary for Kowa Sales Representatives to Detail the Product in the Territory, (b) federal, state and local aggregate spend filings in respect of its activities, except for filings in District of Columbia, West Virginia, and Massachusetts, (c) any issues related to PDMA sample accounting/auditing, thefts or losses with respect to Samples supplied by Amarin to Kowa hereunder, and (d) notwithstanding the foregoing, compliance with Applicable Laws. Kowa will provide a copy of all correspondence and/or PDMA audit results to Amarin within two (2) days of completion thereof. Amarin’s responsibilities shall specifically include all communications with the FDA related to the Product and Amarin shall have sole responsibility to seek and/or obtain any necessary approvals of the Product Labeling used in connection with the Product in the Territory, and for determining whether the same requires approval.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.2 Reporting. Amarin shall be responsible for any reporting of matters, or other communications regarding manufacture, medical/scientific, sale, or promotion of the Product, including Adverse Events, to or with the FDA and other relevant regulatory authorities, in accordance with Applicable Laws. Without limiting the foregoing, Kowa shall promptly, but in any event within one (1) Business Day, notify Amarin of any information that it receives regarding an Adverse Event, suspect, counterfeit, misbranded or illegitimate Product, or otherwise obtains that may require a recall, field alert, notice to FDA or other Regulatory Authority, Product withdrawal or field correction arising from any defect in the Product or that may have an impact on Regulatory Approval for the Product or the continued commercialization of the Product or Product sampling.

7.3 Kowa Involvement. Subject to Section 7.1 herein or a specific requirement of Applicable Law, Kowa shall provide a copy of, and obtain Amarin’s written consent prior to communicating or corresponding with the FDA or with any other Governmental Authority, concerning the Product, or otherwise take any action concerning any authorization or permission under which the Product is sold. Kowa shall provide to Amarin, upon receipt, copies of any communication from the FDA or other Governmental Authority related to the Product. If Kowa has a good faith belief that it is legally obligated to communicate with the FDA or other Governmental Authority, then Kowa shall promptly so advise Amarin and Kowa shall, if Applicable Law permits, comply with any and all reasonable direction from Amarin concerning any meeting or communication with the FDA or other Governmental Authority; provided, that, Amarin shall, unless prohibited by Applicable Law, have the right to participate in any meetings or other communications between Kowa and any Governmental Authority with respect to the Product.

7.4 Regulatory Inspection or Audit. The Parties agree that they will conduct all audits required under PDMA and, additionally, if a Regulatory Authority desires to conduct an inspection or audit of either Party’s facility or a facility under contract with either Party with regard to the Product in the Field in the Territory, such Party shall cooperate and cause the contract facility to cooperate with such Regulatory Authority during such inspection or audit. Following receipt of the inspection or audit observations of such Regulatory Authority (a copy of which such Party will promptly provide to the other Party), such Party will prepare the response to any such observations. Such Party agrees to conform its activities under this Agreement to any commitments made in such a response, except to the extent it believes in good faith that such commitments violate Applicable Laws.

7.5 Compliance.

7.5.1 General Compliance Obligations. During the Term, the Parties, through a compliance subcommittee under the JSC, shall consult on all medical and regulatory compliance matters solely as it relates to the Product, including any reports as to their compliance with the Act, the Physicians Payment Sunshine Act, PDMA, HIPAA, the Codes and OIG Guidance. The Parties agree to work jointly in good faith to ensure that their internal policies are consistent with Applicable Law and, to the extent desirable, each other’s policies. In performing its duties hereunder, Amarin and Kowa shall and shall cause its respective Sales Representatives to: (i) Promote the Product in conformity with its FDA approved Product Labeling, and (ii) comply with all Applicable Laws, including all regulations and other guidelines concerning the advertising of prescription drug products, the OIG Guidance, the Codes, the Accreditation Council for Continuing Medical Education standards, and its standard operating procedures, in

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each case, to the extent applicable to the activities to be performed hereunder and as may be amended or supplemented from time to time. Kowa and Amarin shall each use Commercially Reasonable Efforts to ensure that each of its employees, agents and consultants do not make any representation, statement, warranty or guaranty with respect to the Product (1) that is inconsistent with its current FDA approved Product Labeling or with the Promotional Materials, (2) that is deceptive or misleading, (3) that misbrands or adulterates the Products, or (4) that disparages the Product or the good name, goodwill or reputation of Amarin, Kowa or their respective Affiliates. Each Party shall use Commercially Reasonable Efforts to ensure that its activities under this Agreement will be provided in a professional, ethical and competent manner. Unless otherwise required by Applicable Law, Kowa and Amarin shall each maintain sole responsibility for its compliance with Applicable Law regarding Promotion and Detailing of prescription drug products, including the maintenance of an effective comprehensive compliance programs and the reporting of respective sales force activities.

7.5.2 OIG Guidance. Consistent with the ‘Compliance Program Guidance for Pharmaceutical Manufacturers,’ published by the Office of Inspector General, United States Department of Health and Human Services (the “OIG Guidance”), each Party agrees to maintain an effective compliance program with respect to its Promotion and Detailing activities pursuant to this Agreement containing all of the elements described in such guidance document.

7.5.3 Compliance Reporting Obligations.

(a) Each Party shall maintain an effective comprehensive corporate compliance program (including an investigation system that is compliant with Applicable Laws) that will include a mechanism for its employees to report, anonymously if they choose, any concerns about potential illegal activity relating to Promotion of Product in the Territory, and that will require a Party to investigate any such report. Kowa shall give written notice to Amarin of the substance of any such report within a reasonable time (but in no event later than five (5) Business Days) after such report is received, and before reporting any such activity to any Regulatory Authority or law enforcement authority. Kowa shall inform Amarin of the result of any investigation of such report (unless the reporting Party concludes in good faith that doing so would violate Applicable Laws) within five (5) Business Days after learning of such result, and cooperate in good faith with Amarin on all reasonably requested corrective actions necessary under Kowa’s standard operating procedures or relevant practices and activities.

(b) If a Party receives any written or oral communication from any Governmental Authority relating to its activities hereunder, then such Party shall as soon as reasonably practicable (but in any event within twenty-four (24) hours) notify the other Party and provide such other Party with a copy of any written communication received by the first Party or, if applicable, complete and accurate minutes of such oral communication. Each Party shall keep the other Party reasonably informed, including by way of promptly providing updates upon such Party’s request, with respect to the status and resolution of any issues raised by any Governmental Authority relating to such Party activities hereunder. To the extent not prohibited by Applicable Law, Kowa shall reasonably consider and implement any guidance provided by Amarin with respect to such issues and interactions with Governmental Authorities.

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(c) Without limiting the foregoing, each Party’s comprehensive corporate compliance program shall also include, and each Party shall carry out, a broad training program in ethics and compliance with Applicable Laws, such Party’s standard operating procedures and the Codes, in addition to the training provided for in this Agreement.

7.5.4 Compliance Safe Harbor. Notwithstanding anything to contrary in this Agreement, neither Party shall be required to undertake any obligation, or incur any cost or reimbursement obligation, in connection with any activity under this Agreement that it believes, in good faith, is not compliant with any Applicable Law.

7.5.5 Compliance Audit. Without limiting the records-specific audit rights described in ARTICLE 8, during the Term and for six (6) years thereafter, each Party shall, for the purpose of auditing and monitoring the performance of its compliance with this Agreement and particularly its compliance obligations hereunder, permit the other Party, its Affiliates, and any auditors of any of them to have, upon reasonable notice, access to any premises of such Party or its Affiliates used in connection with this Agreement (“Audit”). To the extent that any Audit by a Party requires access and review of any commercially or strategically sensitive information of the other Party or its Affiliates relating to the business of such Party or Affiliate, such activity shall be carried out by a Third Party professional advisor appointed by the other Party and such professional advisors shall only report back to the other Party such information as is directly relevant to informing the other Party on such Party’s compliance with the particular provisions of the Agreement being Audited (and shall enter into a commercially reasonable confidentiality agreement consistent with the foregoing). The costs and fees of any Audit shall be paid by the auditing Party, except that if an Audit reveals any material breach or violation by the audited Party (including through any Affiliate) of any representation, warranty or undertaking set forth in Sections 4.3.2, 4.3.5, 4.8.2, 7.5, 11.1(e), 11.1(i) and 11.1(j), the costs of such inspection or Audit shall be paid by the Audited Party. The Audited Party shall bear its own costs of rendering reasonable assistance to the Audit.

7.5.6 Compliance Certification. Within thirty (30) days of each anniversary of the Effective Date, Kowa shall submit to Amarin a written certification by an appropriate corporate officer of Kowa, in a form reasonably acceptable to Amarin, regarding Kowa’s (and its Kowa Sales Representatives, as applicable) compliance with the terms of Sections 4.3.2, 4.3.5, 4.8.2, 7.5, 11.1(e), 11.1(i) and 11.1(j) (i.e., certain of those provisions dealing with compliance-related matters).

7.6 Pharmacovigilance.

7.6.1 Generally. Amarin shall be responsible for all pharmacovigilance activities regarding the Product, including product complaints, signal detection, medical surveillance, risk management, global medical literature review and monitoring, Adverse Event reporting and responses to Regulatory Authority requests or enquiries; provided, that, in the event Kowa receives (i) Safety Information regarding the Product, or information regarding any safety-related regulatory request or inquiry, Kowa shall notify Amarin as soon as practicable, but, in any event, not later than one (1) Business Day after it receives such Safety Information, Regulatory Authority request or query, or (ii) reports of any Adverse Events, such Adverse Event reports shall be immediately (but in any event within one (1) Business Day called-in to Amarin at (855) 827-2372 (i.e., 855-VASCEPA).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.6.2 Assistance. Each Party shall provide the other Party with such information as the other Party may reasonably request during the Term in order to support the requesting Party’s compliance with Applicable Laws and its Sales Representatives Promotion and Detailing of the Product in the Field in the Territory. Kowa shall report to Amarin, in accordance with commercially reasonable methodologies requested by Amarin, all information necessary to permit Amarin to make timely reports as required by any Regulatory Authority in the Territory regarding the Product, and shall advise Amarin if there is any respect in which it has been unable to do so. To facilitate efficient communication and data sharing between Amarin and Kowa, Amarin shall establish and maintain a secure method of transferring information between the Parties. The Parties shall work together to identify any support hardware, software and services appropriate for the sharing of information with respect to Promotion of the Product. Wherever possible, the Parties agree that all technologies and platforms used for such purposes shall be in accordance with each Party’s technology architecture and security standards. Except as provided in this Agreement, each Party shall be solely responsible for all costs and expenses of acquiring and maintaining its infrastructure and reporting systems to support its Sales Representatives.

7.6.3 Separate Agreement. Contemporaneous with the Effective Date, the Parties shall enter into a separate safety data exchange / pharmacovigilance agreement containing the specific terms, conditions and obligations of the Parties with respect to the collection, reporting and monitoring of adverse drug reactions, Adverse Events, Product complaints, other relevant drug safety matters, and medical inquires with respect to the Product during the Term.

7.7 Medical Inquiries. Amarin shall respond to all unsolicited requests for medical information. Promptly after the Effective Date, the Parties shall establish procedures in accordance with the applicable portions of Amarin’s processes and procedures, to enable Kowa to send such requests to Amarin or its designee to enable prompt response to any medical inquiries.

7.8 Recalls and Market Withdrawals. Amarin shall have the sole right and responsibility, at its expense (but subject to Section 11.5), to control any product quarantine, recall, field correction, or withdrawal of the Product in the Territory. To the extent practicable, the Parties shall discuss the circumstances of any potential product quarantine, recall, field correction or withdrawal of any Product and possible appropriate courses of action. Each Party shall maintain complete and accurate records of any recall in its territory for such periods as may be required by Applicable Laws, but in no event for less than five (5) years.

7.9 Reporting Responsibilities. Each Party shall be responsible for its federal and state reporting requirements in the Territory arising from conducting Details or related activity(ies) in the Territory or in a given state, as applicable; provided, that, with respect to state level reporting, Kowa shall not be responsible for direct state reporting in those states where relevant reports are required to be submitted by the Regulatory Approval holder for the relevant product, in which states Kowa shall promptly (but no later than five (5) Business Days before any such reporting deadline) provide Amarin any and all assistance and information that Amarin requires or reasonably requests to enable Amarin (or its designee) to submit such reports with respect to the Product and activities hereunder.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.10 Rebate Liability. Notwithstanding Kowa’s reporting obligations under Section 7.2, Amarin agrees and acknowledges that it shall be solely responsible for any and all rebate, chargeback or adjustment amounts or liabilities owed by any party in connection with any sale or disposition of the Product in the Territory, under applicable rules and regulations relating to the United States Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, Medicare average sales price reporting (42 U.S.C. § 1395w-3a), the United States Public Health Service Act (42 U.S.C. § 256b), the United States VA Federal Supply Schedule (38 U.S.C. § 8126) or under any state pharmaceutical assistance program or United States Department of Veterans Affairs agreement, and any successor government programs. Notwithstanding anything to the contrary herein, all amounts associated with any rebate, chargeback or adjustment amounts or liabilities owed by any party in connection with any sale or disposition of the Product in the Territory shall be included in the deductions from Gross Sales in calculating Net Sales.

ARTICLE 8

AUDIT RIGHTS

Without limiting any other express audit rights granted herein, each Party shall have the right, upon reasonable written notice during the Term, and for [***] after expiration or termination of this Agreement, at such Party’s expense, through an independent certified public accountant reasonably acceptable to the other Party and upon execution of a confidentiality agreement, to examine the records (including records relating to the Product, Sales Representatives, Detailing of the Product and other Promotional Activity Data, and sampling and related records) that such other Party is required to keep in accordance with the terms of this Agreement during regular business hours; provided, however, that (i) such examination shall not take place more often than once per Year, (ii) such examination shall not cover records that have previously been audited, and (iii) such accountant shall report to such Party only as to the accuracy of the reports or payments provided or made by the other Party under this Agreement. Any undisputed adjustments required as a result of overpayments or underpayments identified through a Party’s exercise of audit rights shall be made by subtracting or adding, as appropriate, amounts from or to the next payment or, if no further payments are due, by payment to the Party owed such adjustment within [***] days after identification of such adjustment. The Party requesting the audit shall bear the full cost of the audit; provided, however, the audited Party shall reimburse the requesting Party for such fees and expenses in the event the audit reveals an error of overstatement or understatement equal to or exceeding [***] in the numbers reported in any Year.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 9

INTELLECTUAL PROPERTY

9.1 Ownership of Intellectual Property. Each Party shall have and retain sole and exclusive right, title and interest in and to all inventions, discoveries, writings, trade secrets, know-how, methods, practices, procedures, engineering information, designs, devices, improvements, manufacturing information and other technology, whether or not patentable or copyrightable, and any patent applications, patents, or copyrights based thereon (“Inventions”) that are made, discovered, conceived, reduced to practice or generated by such Party (or its employees or representatives) related to such Party’s products (including, in the case of Amarin Ireland, the Product) during the Term and as a result of performance of this Agreement. Notwithstanding anything to the contrary herein, Amarin Ireland shall solely own all right, title and interest in and to all Inventions relating to the Product, the active ingredients in the Product, and the uses thereof first made, discovered, conceived, reduced to practice or generated during the Term and as a result of performance of this Agreement by Amarin Pharma (or its employees or representatives) or Kowa (or its employees or representatives) or Amarin Pharma (or its employees or representatives) and Kowa (or its employees or representatives) working together jointly (each, a “Product Invention”). Kowa and Amarin Pharma each agrees to assign, and hereby does assign, to Amarin Ireland any and all right, title and interest Kowa or Amarin Pharma, as applicable, may have in or to any Product Invention. Kowa shall not represent to any Third Party that it has any proprietary or property right or interest in the Product, or in any patent relating thereto, or in any trademark (other than Kowa Trademarks) used in connection therewith. For clarity, and notwithstanding anything to the contrary contained herein, any and all Product Inventions and any information contained therein or related thereto shall constitute Confidential Information of Amarin.

9.2 Prosecution, Maintenance, Enforcement and Defense of Amarin Intellectual Property. Amarin shall use Commercially Reasonable Efforts to prosecute and maintain the Amarin Intellectual Property in the Territory, and Amarin shall have the sole right to enforce and defend Amarin Intellectual Property, and to settle or otherwise resolve related litigation, at Amarin’s sole discretion. Without limiting the foregoing, Kowa shall provide assistance reasonably requested by Amarin, at the reasonable and pre-approved cost and expense of Amarin. Kowa shall neither be require to provide assistance for which Amarin has not pre-approved the cost, nor shall Kowa’s reasonable assistance include an obligation on the part of Kowa to be named a party plaintiff in any claim or cause of action. In connection with the enforcement or defense of the Amarin Intellectual Property (e.g., Amarin’s suit against Omthera Pharmaceuticals, Inc., a Delaware corporation, and its parent company, AstraZeneca Pharmaceuticals LP, seeking injunctive relief and monetary damages for infringement of Amarin’s U.S. Patent No. 8,663,662, filed in federal court in Delaware in March 2014), Amarin shall have the right, at Amarin’s sole discretion, to grant Third Parties a license or other rights under the Amarin Intellectual Property to develop and commercialize products other than the Product (and, for clarity, any such products shall not constitute a “Product” for purposes of this Agreement).

9.3 Title to Trademarks. The ownership, and all goodwill from the use, of any Amarin Trademarks shall at all times vest in and inure to the benefit of Amarin. The ownership and all goodwill from the use of any Kowa Trademarks shall at all times vest in and inure to the benefit of Kowa. Except as expressly provided in this Agreement or as mutually agreed by the Parties, neither Party shall use the trademarks of the other Party for any purpose.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.4 Protection of Trademarks. The Parties agree to take reasonable actions at the cost and expense of Amarin, as provided in this Section 9.4, in the name of Amarin, to protect the Amarin Trademarks against any Third Party who either infringes the Amarin Trademarks or brings a Claim against either or both of the Parties for infringement of the Third Party’s trademarks in relation to the use of the Amarin Trademarks. Each Party shall give notice to the other of any infringement of, or challenge to, the validity or enforceability of the Amarin Trademarks promptly after learning of such infringement or challenge. If Amarin institutes an action against Third Party infringers or takes action to defend the Amarin Trademarks, Kowa shall cooperate fully with Amarin. Any recovery obtained by Amarin as a result of such proceeding or other actions, whether obtained by settlement or otherwise, shall be retained by Amarin except that Amarin shall pay to Kowa any reasonable Out-of-Pocket Expenses incurred by Kowa relating to such cooperation. Kowa shall not have any right to institute any action to defend or enforce the Amarin Trademarks.

ARTICLE 10

CONFIDENTIALITY

10.1 Disclosure of Know-How. To the extent that one Party has disclosed, or in the future discloses, to the other Party any Know-How or other intellectual property of such Party or its Affiliates, the receiving Party shall not acquire any ownership rights in such Know-How or other intellectual property by virtue of this Agreement.

10.2 Confidential Information. Amarin and Kowa shall neither use nor disclose to Third Parties any confidential information received from the other Party or otherwise developed or obtained (including prior to the Term, during the Term, or during any period in which the Parties have audit rights hereunder) by either Party in the performance of activities in furtherance of this Agreement (“Confidential Information”) without first obtaining the written consent of the disclosing Party, except as may be otherwise provided in, or required for a Party to fulfill its obligations or exercise its rights under this Agreement. Any and all information and materials disclosed, whether by one Party to the other Party or otherwise, pursuant to that certain Confidentiality Agreement between Kowa Research Institute, Inc. (an Affiliate of Kowa) and Amarin Corporation plc (an Affiliate of Amarin) dated August 31, 2009 (the “Confidentiality Agreement”) shall be deemed Confidential Information disclosed pursuant to this Agreement. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such Confidential Information is granted. If either Party is required by Applicable Law to disclose any of the Confidential Information of the other Party it shall be permitted to do so; provided, that it shall first notify the disclosing Party in writing and shall permit the disclosing Party to contest the disclosure requirement at its sole expense. The Party required to make the legal disclosure shall fully cooperate with the disclosing Party in order to limit such disclosure to the extent legally permissible. Notwithstanding the foregoing, the confidentiality obligations contained in this Section 10.2 shall not apply to such information that:

(a) is or becomes a matter of public knowledge (other than by breach of this Agreement by the receiving Party), provided, information shall not be deemed to be public knowledge by reason of its having been filed with the FDA or any other regulatory authority except to the extent available for public inspection or subject to disclosure under the Freedom of Information Act or comparable state statutes;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) the receiving Party can establish by competent evidence was already known to it or was in its possession at the time of disclosure;

(c) is disclosed to the receiving Party by a Third Party having the right to do so; or

(d) is independently developed by or on behalf of the receiving Party, without the aid, use or application of the Confidential Information, as evidenced by contemporaneously created written records of such receiving Party.

10.3 Disclosure to Affiliates. Nothing in this Agreement shall be construed as preventing either Party from disclosing any Confidential Information received from the other to an Affiliate of the receiving Party which is necessary for the purposes of enabling the receiving Party to fulfill its obligations under this Agreement; provided, the receiving Party shall be responsible for breaches of the confidentiality obligations contained in this ARTICLE 10 by such Affiliate.

10.4 Press Releases and Disclosure.

10.4.1 Initial Press Release. The Parties shall reasonably agree regarding a public announcement with respect to the execution of this Agreement.

10.4.2 Subsequent Press Releases.

(a) Kowa may not make any subsequent press release or public announcements regarding this Agreement, the Product, Amarin or any matter covered by this Agreement, without the prior written consent of Amarin. In the event that Kowa believes it is required to issue a press release or make any other public announcement to comply with Applicable Law and Amarin does not believe such public announcement is so required, Kowa may only issue such press release if (a) it obtains an opinion of legal counsel, from a reputable law firm approved by Amarin, that it is required to make such disclosure to comply with Applicable Law, and (b) after receiving such opinion, provides the text of such planned disclosure to Amarin no less than [***] prior to disclosure, and has incorporated all reasonable comments of Amarin regarding such disclosure.

(b) Amarin may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of Amarin’s counsel, required by the rules and regulations of the SEC or The NASDAQ Stock Market, Inc.; provided, that Amarin shall advise Kowa of such intended disclosures and provide Kowa with reasonable opportunity to request that Amarin seek confidential treatment of such disclosures to be filed with the SEC. Subject to the immediately preceding sentence, Amarin shall consult with Kowa, and Kowa shall have the right to review and comment with respect to the redaction of the terms of this Agreement or Kowa’s Confidential Information as part of the confidential treatment request to the SEC. After release of the press release announcing this Agreement and excluding any public disclosures of the terms of this Agreement that are authorized by the preceding sentences, if Amarin desires to make a public announcement concerning the material terms of this Agreement, milestones achieved under this Agreement or Kowa’s Confidential Information, then Amarin shall give reasonable prior advance notice of the proposed text of such announcement to Kowa for its prior review and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

approval (except as otherwise provided herein), such approval not to be unreasonably withheld, conditioned or delayed; provided, that Kowa shall provide its comments, if any, within [***] (or [***] in the event Amarin is required to make such disclosure pursuant to Applicable Laws or stock exchange rules) after receiving the public announcement for review (and failure for Kowa to provide comments within such time period shall be deemed to constitute Kowa’s consent to such public announcement). In relation to Kowa’s review of such an announcement, Kowa may make specific, reasonable comments on such proposed press release or other public disclosure within the prescribed time for commentary. Amarin shall not be required to seek the permission of Kowa to disclose any information already disclosed or otherwise in the public domain, provided such information remains accurate.

ARTICLE 11

REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNIFICATION

11.1 Representations and Warranties of both Parties. Each Party represents and warrants as of the Effective Date that:

(a) It has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement has been duly and validly authorized and approved by proper corporate action on the part of such Party. Assuming due authorization, execution and delivery on the part of the other Party, this Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party, in accordance with its terms.

(b) The execution and delivery of this Agreement by it and the performance by it contemplated hereunder will not violate any Applicable Laws.

(c) To its knowledge, it is in compliance in all material respects with all material Applicable Laws applicable to the subject matter of this Agreement.

(d) It is not a party to any agreement or arrangement with any Third Party or under any obligation or restriction (including any outstanding order, judgment or decree of any court or administrative agency) which in any way limits or conflicts with its ability to fulfill any of its obligations under this Agreement.

(e) As of the Effective Date and during the Term, neither it nor its Affiliates nor any of their respective directors, officers, employees, or consultants, and, to its knowledge based upon reasonable inquiry, any Third Party (and its directors, officers, employees and consultants), in each case whose responsibilities involve the Promotion and Detailing of the Product hereunder:

(i) are debarred under Section 306(a) or 306(b) of the Act;

(ii) have been charged with, or convicted of, any felony or misdemeanor under Applicable Laws related to any of the following: (A) the development or approval of any drug product or the regulation of any drug product under the Act; (B) a conspiracy to commit, aid or abet the development or approval of any drug product or regulation

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

of any drug product; (C) health care program-related crimes (involving Medicare or any State health care program); (D) patient abuse, controlled substances, bribery, payment of illegal gratuities, fraud, perjury, false statement, racketeering, blackmail, extortion, falsification or destruction of records; (E) interference with, obstruction of an investigation into, or prosecution of, any criminal offense; or (F) a conspiracy to commit, aid or abet any of these listed felonies or misdemeanors; or

(iii) is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any federal or state health care programs (including convicted of a criminal offense that falls within the scope of 42 U.S.C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any Federal procurement or nonprocurement programs.

(f) Each Party will notify the other Party immediately, but in no event later than five (5) days, after knowledge of any exclusion, debarment, suspension or other ineligibility set forth in Section 11.1(e)(iii) occurring during the Term, or if such Party concludes based on its good faith business judgment that a pending action or investigation is likely to lead to the exclusion, debarment, suspension or other ineligibility of such Party.

(g) Each Party at its own expense hereby covenants that it shall, as part of the pre-hiring or pre-contracting process, screen against Exclusion Lists (as defined below) all of its directors, officers, employees, consultants, and any Third Party (and those of such Third Party’s directors, officers, employees and consultants that are known to such Party), in each case that such Party hires or engages whose responsibilities, to such Party’s knowledge based on reasonable inquiry, involve the Promotion or Detailing of the Product as authorized by this Agreement, and will conduct such screens on an annual basis thereafter. Upon request by a Party, the other Party shall certify the results of such screening to the requesting Party. For purposes of this Agreement, “Exclusion Lists” include at a minimum: (i) the HHS/OIG List of Excluded Individuals/Entities (available through the Internet at http://www.oig.hhs.gov) or any successor list; and (ii) the General Services Administration’s List of Parties Excluded from Federal Programs (available through the Internet at http://www.epls.gov) or any successor list.

(h) It has provided or made available, when requested by the other Party to conduct its due diligence review, any and all documents and communications in its possession from and to the FDA or any other Governmental Authority, or prepared by the FDA or any other Governmental Authority, that may bear on compliance with the requirements of the FDA or any other Governmental Authority, including any notice of inspection, inspection report, warning letter, deficiency letter, or similar communication. In connection with the foregoing, each Party represents and warrants to the other that it is not subject, as of the Effective Date, to any corporate integrity agreement(s) and each Party further covenants that it shall promptly notify the other Party in the event that it becomes subject to a corporate integrity agreement at any time during the Term.

(i) Neither it nor any of its Affiliates has received any oral or written communication (including any warning letter, untitled letter, or similar notices) from the FDA and there is no action pending or, to its knowledge, threatened (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that it or any of its Affiliates is not currently materially in compliance with any and all Applicable Laws implemented by the FDA.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(j) To its knowledge, it nor any of its Affiliates or any of their respective officers, employees or agents has made an untrue statement of a material fact to the FDA or other Governmental Authority or failed to disclose a material fact required to be disclosed to the FDA or other Governmental Authority; and

(k) There is no material matter known to it as of the Effective Date which has not been disclosed by it to the other Party concerning the safety or efficacy of the Product.

11.2 Additional Representations, Warranties and Covenants of Amarin. Amarin additionally represents, warrants and covenants as of the Effective Date that:

(a) Amarin has no knowledge that the Promotion or Detailing of the Product in the Territory under this Agreement will infringe a claim in an issued patent of a Third Party, but nothing in this Agreement shall be construed as a warranty or representation that the Promotion or Detailing of the Product pursuant to this Agreement is or will be free from infringement of any Third Party patent.

(b) The Product was approved for sale by the FDA in the United States as of July 26, 2012 for use an adjunct treatment to diet to reduce triglyceride (TG) levels in adult patients with severe (≥ 500 mg/dL) hypertriglyceridemia.

(c) Amarin will maintain (or cause to be maintained in the case of manufacturing facilities of Third Parties) continuously in full force and effect during the Term all Regulatory Approvals pertaining to the Product that are necessary for Amarin to meet its obligations hereunder, including the approval referred to in Section 11.2(b) above, and that are necessary for the lawful manufacturing and sale of the Product for human therapeutic use in the Field in the Territory.

(d) Amarin owns the rights it purports to grant to Kowa under this Agreement.

11.3 Additional Representations, Warranties and Covenants of Kowa. Kowa additionally represents, warrants and covenants as of the Effective Date that:

(a) Kowa is not commercializing, marketing, Promoting, selling, offering for sale, importing and/or distributing, and is not undertaking any clinical development of, any Competing Product in the Territory; and

(b) Kowa has conducted such due diligence as it believes is necessary, including having had an opportunity to ask questions of, and receive answers from, representatives of Amarin.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.4 Indemnification by Amarin. Amarin shall indemnify and defend Kowa and its Affiliates and each of their respective employees, officers, directors and agents (the “Kowa Indemnitees”) from and against any and all Losses to the extent arising out of Claims of Third Parties related to: (a) Amarin’s negligence or willful misconduct, (b) Amarin’s performance of its obligations under this Agreement, (c) breach by Amarin of this Agreement or Applicable Laws, (d) infringement or misappropriation of Third Party intellectual property rights directly or indirectly related to the Product, (e) use of the Product, including the toxicity, carcinogenicity, immunogenicity, teratogenicity and other inherent effects of the Product, and (f) Promotional Materials that are in violation of Applicable Laws; provided, however, that Amarin’s obligations pursuant to this Section 11.4 shall not apply (i) to the extent such claims or suits result from the negligence or willful misconduct of any of the Kowa Indemnitees, or (ii) with respect to Losses for which Kowa is obligated to indemnify Amarin pursuant to Section 11.5.

11.5 Indemnification by Kowa. Kowa shall indemnify and defend Amarin and its Affiliates and each of their respective agents, employees, officers and directors (the “Amarin Indemnitees”) against any and all Losses to the extent arising out of Claims of Third Parties (except as provided in clauses (d) and (e)) related to: (a) Kowa’s negligence or willful misconduct, (b) Kowa’s performance of its obligations under this Agreement, (c) breach by Kowa of this Agreement or Applicable Laws, (d) Kowa’s use, in violation of Applicable Laws, of Promotional Materials that comply with Applicable Laws, (e) any claims for benefits that any Kowa Sales Representative may make for performance under this Agreement under or with respect to any Benefit Plan, and (f) any payment or obligation to make a payment to any Kowa Sales Representative for performance under this Agreement relating in any way to any compensation or benefits or the payment or withholding of any contributions, payroll taxes, or any other payroll-related item by or on behalf of Kowa or any of the Kowa Sales Representative (even if it is subsequently determined by any court or any governmental agency that any such Kowa Sales Representative may be a common law employee of Amarin or otherwise entitled to such benefits); provided, however, that Kowa’s obligations pursuant to this Section 11.5 shall not apply (i) to the extent that such claims or suits result from the negligence or willful misconduct of any of the Amarin Indemnitees, or (ii) with respect to Losses for which Amarin is obligated to indemnify Kowa pursuant to Section 11.4.

11.6 Indemnification Procedures. The obligations to indemnify and defend set forth in Sections 11.4 and 11.5 shall be contingent upon the Party seeking indemnification (the “Indemnitee”): (a) notifying the indemnifying Party of a claim, demand or suit within fifteen (15) Business Days of receipt of same (provided, however, that an Indemnitee’s failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligation except to the extent the indemnifying Party is prejudiced thereby), (b) allowing the indemnifying Party and/or its insurers the right to assume direction and control of the defense of any such Claim, (c) using diligent efforts to cooperate with the indemnifying Party and/or its insurers in the defense of such Claim at the indemnifying Party’s expense, and (d) agreeing not to settle or compromise any Claim without prior written authorization of the indemnifying Party. Indemnitee shall have the right to participate in the defense of any such Claim referred to in this Section 11.6 utilizing attorneys of its choice, at its own expense; provided, however, that the indemnifying Party shall have full authority and control to handle any such Claim. The indemnifying Party shall have the right to settle or compromise any action or otherwise seek to terminate any pending or threatened action for which indemnity may be sought hereunder (whether or not any indemnified Party is a party thereto); provided, that such settlement, compromise or termination includes an unconditional release of and no admission of liability by each indemnified Party from all liability in respect of such Claim.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.7 Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, UNLESS RESULTING FROM A PARTY’S FRAUDULENT BEHAVIOR, IN NO EVENT SHALL AMARIN OR KOWA BE LIABLE TO THE OTHER OR ANY OF THE OTHER’S AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH A BREACH OR ALLEGED BREACH OF THIS AGREEMENT. THE FOREGOING SENTENCE SHALL NOT LIMIT THE OBLIGATIONS OF EITHER PARTY TO INDEMNIFY THE OTHER PARTY FROM AND AGAINST THIRD PARTY CLAIMS UNDER SECTION 11.4 OR SECTION 11.5.

11.8 Disclaimer of Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, AMARIN AND KOWA MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND AMARIN AND KOWA EACH SPECIFICALLY DISCLAIM ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES (which disclaimer pertaining to non-infringement shall not mitigate Amarin’s obligations under Section 11.4(d)).

11.9 Insurance. During the Term, each Party shall obtain and maintain, at its sole cost and expense, general liability insurance and product liability insurance (including any self-insured arrangements) in amounts that are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies engaged in comparable activities. It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification obligations hereunder. Each Party will, except to the extent self-insured, provide to the other Party upon request a certificate evidencing the insurance such Party is required to obtain and keep in force under this Section 11.9. Without limiting the foregoing, Amarin does not and will not maintain or procure any worker’s compensation, healthcare, or other insurance for or on behalf of any Kowa Sales Representative, all of which shall be Kowa’s sole responsibility. For clarity, the insurance requirements of this Section 11.9 shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this ARTICLE 11.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. The term of this Agreement shall commence on the Effective Date and end on December 31, 2018 (the “Initial Term”). After the Initial Term, and subject to Gross Sales during Year 2018 exceeding [***], this Agreement may be extended by mutual agreement of the Parties for an additional two (2) year period (the Initial Term and such renewal term, if any, are collectively referred to as the “Term”). For clarity, in the event that the Initial Term is extended in accordance with this Section 12.1, then Amarin shall continue to pay Kowa a Co-Promote Fee at a rate to be agreed as part of the Parties’ mutual decision to extend the Term.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.2 Early Termination by Mutual Agreement. The Parties may, at each Party’s sole discretion, mutually agree in writing to terminate this Agreement following the [***] of the Effective Date.

12.3 Reciprocal Early Termination Rights. Each Party shall have the right to terminate this Agreement before the end of the Term as follows:

(a) by either Party upon written notice to the other Party in the event of a material breach of this Agreement by such other Party where such breach is not cured within ninety (90) days following such other Party’s receipt of written notice of such breach;

(b) by either Party on five (5) days written notice to the other Party upon (A) the making or seeking to make or arrange an assignment for the benefit of creditors of such other Party, (B) the appointment of a receiver of such other Party’s property that is not discharged within ninety (90) days, or (C) the stockholders or equity holders of such other Party approve a plan of complete liquidation of such other Party, other than to an Affiliate of such other Party;

(c) by either Party on five (5) days written notice to the other Party due to a Force Majeure event in accordance with Section 15.4 that persists for ninety (90) days or more; or

(d) by either Party on five (5) days written notice to the other Party in the event of (A) the filing of federal or state criminal charges against the such Party or one of such other Party’s directors, officers or senior management employees relating to such person’s activities on behalf of such other Party or (B) the felony conviction of such other Party or one of such other Party’s directors, officers or senior management employees.

12.4 Early Termination Due to Change of Control.

12.4.1 Termination. In the event of a Change of Control of either Party during the Term, the Party experiencing the Change of Control shall deliver a written notice of such Change of Control to the other Party within thirty (30) days of the Change of Control event. At any time within sixty (60) days after receipt of the notice of the Change of Control, including as part of the notice of such Change of Control, either Party (or its successor) may terminate this Agreement by written notice to the other Party (or its successor).

12.4.2 Alternative to Termination. Without limiting the foregoing, in the event that the Party not undergoing the Change of Control does not exercise its right to terminate this Agreement in accordance with Section 12.4.1, then such Party shall have the right to require the Party experiencing the Change of Control (including its Affiliates following such Change of Control) to adopt procedures as reasonably requested by the Party not undergoing the Change of Control to prevent the disclosure of such Party’s Confidential Information beyond personnel having access to and knowledge of such Confidential Information prior to the Change of Control and to control the dissemination of such Party’s Confidential Information disclosed after the Change of Control. The purposes of such procedures shall be to strictly limit such disclosures to only those personnel having a need to know Confidential Information in order for the Party experiencing the Change of Control to perform its obligations under this Agreement and to prohibit the use of Confidential Information for competitive reasons.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.5 Early Termination Due to Deficient Sales. Each Party shall have the right to terminate this Agreement, following [***], on [***] advance written notice to the other Party in the event that Gross Sales of the Product in the Field in the Territory for the [***] did not exceed the minimum thresholds set forth below; provided, that such right to terminate must be exercised by a Party within [***] of Amarin providing to Kowa the report required by Section 5.4.1 regarding the fourth Quarter of such previous Year. For clarity, (i) this right to terminate shall be available each Year during the Term to each Party but must be exercised within such [***] period, (ii) the terminating Party shall have performed [***] required to be performed by such Party, and expended [***] required to be spent by such Party, pursuant to Section 4.4 for the previous Year and (iii) the failure to reach the minimum Gross Sales Thresholds set forth below shall not in and of itself be deemed to be a breach of this Agreement.

[***]

12.6 Early Termination by Amarin.

12.6.1 Related Product. Amarin shall have the right to terminate this Agreement upon sixty (60) days’ notice in the event that Kowa is commercializing or otherwise promoting or detailing any product (other than the Product) that, despite its approved label, is being used to reduce triglyceride levels in fifty percent (50%) or more of its prescribed applications according to NDTI data.

12.6.2 Diligence. Amarin shall have the right to terminate this Agreement immediately upon written notice to Kowa in accordance with Section 4.4.1.

12.7 Early Termination by Kowa.

12.7.1 [***]. Kowa shall have the right to terminate this Agreement upon [***] written notice to Amarin in order to make, have made, use, develop, market, promote, co-promote, sell, offer for sale, import, distribute and/or exploit in all regards [***]; provided, that (i) such notice may not be provided prior to [***], and (ii) as a condition precedent to Kowa’s right to terminate pursuant to this Section 12.7.1, Kowa must have provided Amarin with the notice regarding filing for Regulatory Approval for [***] as required by Section 2.2.2.

12.7.2 Diligence. Kowa shall have the right to terminate this Agreement immediately upon written notice to Amarin in accordance with Section 4.4.2.

ARTICLE 13

RIGHTS AND DUTIES UPON EXPIRATION OR TERMINATION

13.1 Effects of Termination. Upon the effective date of expiration or termination of this Agreement, (a) all rights granted to Kowa hereunder shall immediately terminate and Kowa shall immediately cease all Promotion and Detailing activities with respect to the Product, (b)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Kowa, at Amarin’s direction, shall immediately return to Amarin or destroy all Promotional Materials, reports and other tangible items provided by or on behalf of Amarin to Kowa or otherwise developed or obtained by Kowa (including all data, reports and materials generated by Kowa relating to the Promotion and Detailing of the Product) pursuant to the terms of this Agreement (and at the request of Amarin, Kowa shall certify destruction of such materials if Kowa does not to return such materials to Amarin), (c) Kowa shall return to Amarin (or its designee), or destroy (and subject to Kowa providing Amarin appropriate documentation supporting the destruction of such Samples, and making such documentation available upon Amarin’s reasonable request therefor) any and all Samples in Kowa’s or the Kowa Sales Representatives’ possession, and (d) each Party shall, at the other Party’s direction, either return to the other Party or destroy all Confidential Information of the other Party (provided that such Party may retain one copy of such Confidential Information of the other Party for archival purposes).

13.2 Survival; Continuing Obligations. In addition to any provisions of this Agreement that by their express terms shall survive its expiration or termination, the following provisions shall survive any expiration or termination of this Agreement: Sections 2.2, 2.3, 2.4, 4.3.6, 4.9, 4.13, 5.7, 7.1, 7.2, 7.5.5, 7.8, 9.1, 10.2, 11.7, and 11.8 (provided, that Sections 2.2, 2.3, 2.4, 4.13, 7.5.5 and 7.8 shall only survive for the periods set forth in each such respective provision), and Articles 8, 13 and 14 (provided, that Article 8 shall only survive for the period set forth in such provision), as well as any provisions required to interpret and enforce the Parties’ rights and obligations under this Agreement shall survive this Agreement, but only to the extent required for the full observation and performance of this Agreement.

13.3 Remedies. Termination of this Agreement, in accordance with its provisions, shall not limit the remedies that may be available to either Party in law or equity; provided, that, for clarity, the rightful exercise of a right to terminate under this Agreement shall not be, in and of itself, the basis for a claim by the non-terminating Party.

13.4 Continuing Detailing Obligations. For clarity, Kowa shall continue to perform its Detailing and other obligations until the effective date of termination.

13.5 Tail Period Payments. During the Tail Period, Amarin shall pay Kowa the applicable Tail Period Payments as follows:

(a) the Co-Promote Fee Tail Payments shall be paid [***] on a [***] during the period indicated in Section 5.3.1; and

(b) the Net Sales Tail Payment shall be paid [***] in the applicable sub-clause of Section 5.3.2.

For clarity, if this Agreement is terminated for any reason other than those reasons specifically set forth in Section 5.3.1 or Section 5.3.2, then Kowa shall not be entitled to receive any Tail Period Payments.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE 14

GOVERNING LAW AND DISPUTE RESOLUTION

14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the New York, excluding the choice of law rules thereof.

14.2 Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this ARTICLE 14 if and when a dispute arises under this Agreement.

14.2.1 Referred From Committee. Any dispute, controversy or difference arising from the JSC pursuant to ARTICLE 3 shall be resolved in accordance with Section 3.1.4.

14.2.2 Arising Between the Parties. Other than any dispute, controversy or difference which may arise from the JSC as described in Section 14.2.1, any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, then upon the request of either Party, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the chief executive officers of each Party. If the matter is not resolved within thirty (30) days following the request for discussions, either Party may then invoke the provisions of Section 14.3.

14.3 Arbitration. Any dispute, controversy or claim arising out of or relating to the validity, construction, interpretation, enforceability, breach, performance, application or termination of this Agreement that is not resolved pursuant to Section 14.2.2, shall be settled by binding arbitration administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures of JAMS then in effect (the “JAMS Rules”), except as otherwise provided herein. The arbitration shall be governed by the United States Federal Arbitration Act, 9 U.S.C. §§ 1-16 (the “Federal Arbitration Act”), to the exclusion of any inconsistent state laws. The United States Federal Rules of Civil Procedure shall govern discovery and the rules of evidence for the arbitration. The arbitration will be conducted in New York, New York, and the Parties consent to the personal jurisdiction of the United States federal courts, for any case arising out of or otherwise related to this arbitration, its conduct and its enforcement. Any situation not expressly covered by this Agreement shall be decided in accordance with the JAMS Rules.

14.3.1 Arbitrator. The arbitrator shall be one (1) neutral, independent and impartial arbitrator selected from a pool of retired federal judges or magistrates to be presented to the Parties by JAMS. Failing the agreement of the Parties as to the selection of the arbitrator within thirty (30) days, the arbitrator shall be appointed by JAMS in accordance with the JAMS Rules.

14.3.2 Decision. The power of the arbitrator to fashion procedures and remedies within the scope of this Agreement is recognized by the Parties as essential to the success of the arbitration process. The arbitrator shall not have the authority to fashion remedies which would

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

not be available to a federal judge hearing the same dispute. The arbitrator is encouraged to operate on this premise in an effort to reach a fair and just decision. Reasons for the arbitrator’s decisions should be set forth in accordance with the JAMS Rules. Such a written decision shall be rendered by the arbitrator following a full comprehensive hearing, no later than twelve (12) months following the selection of the arbitrator as provided for in Section 14.3.1.

14.3.3 Award. Any award shall be promptly paid in Dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by Applicable Law, be charged against the Party resisting enforcement. If as to any issue the arbitrator should determine under the Applicable Law that the position taken by a Party is in violation of the standards of Rule 11(b) of the Federal Rules of Civil Procedure, the arbitrator shall also award an appropriate allocation of the adversary’s reasonable attorney fees, costs and expenses to be paid by the offending Party, the precise sums to be determined after a bill of attorney fees, expenses and costs consistent with such award has been presented following the award on the merits. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this ARTICLE 14, and agrees that, subject to the Federal Arbitration Act, judgment may be entered upon the final award in any court of competent jurisdiction and that other courts may award full faith and credit to such judgment in order to enforce such award. The award shall include interest from the date of the award until paid in full, at a rate fixed by the arbitrator and the arbitrator may, in his or her discretion, award pre-judgment interest. With respect to money damages, nothing contained herein shall be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages.

14.3.4 Costs. Except as set forth in Section 14.3.3, each Party shall bear its own legal fees. The arbitrator shall assess his or her costs, fees and expenses against the Party losing the arbitration unless he or she believes that neither Party is the clear loser, in which case the arbitrator shall divide his or her fees, costs and expenses according to his or her sole discretion.

14.3.5 Injunctive Relief. Provided a Party has made a sufficient showing under the rules and standards set forth in the Federal Rules of Civil Procedure and applicable case law, the arbitrator shall have the freedom to invoke, and the Parties agree to abide by, injunctive measures after either Party submits in writing for arbitration claims requiring immediate relief. Additionally, nothing in this ARTICLE 14 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

14.3.6 Confidentiality. The arbitration proceeding shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required to comply with Applicable Laws, including rules and regulations promulgated by the SEC, The NASDAQ Stock Market or any securities exchanges, no Party shall make (or instruct the arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrator without prior written consent of the other Party. The existence of any dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the arbitrator, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

14.3.7 Survivability. Any duty to arbitrate under this Agreement shall remain in effect and be enforceable after termination of this Agreement for any reason.

ARTICLE 15

MISCELLANEOUS

15.1 Engagement of Contract Sales Force or Subcontracting.

15.1.1 Kowa. Kowa shall not engage a contract sales organization to fulfill its obligations under this Agreement nor shall it subcontract any of its obligations under this Agreement, except its audit rights, to a Third Party or to its Affiliates, without the prior written consent of Amarin.

15.1.2 Amarin. Amarin may engage a contract sales organization to perform Promotion and Detailing in the Territory[***].

15.2 Assignment. Neither Party shall assign or transfer its rights or obligations under this Agreement, except to an Affiliate (including entities that become Affiliates following a Change of Control), without the prior written consent of the other Party. In the event of any permitted assignment, the assigning or transferring Party must confirm to the other Party in writing that it will remain fully liable for all obligations under this Agreement as if such assignment or transfer had not occurred. Any attempted assignment or transfer in contravention of this Section 15.2 shall be of no legal effect.

15.3 Notices. Any notice, request, approval or other document required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered in person, or sent by overnight courier service, postage prepaid, or sent by certified or registered mail, return receipt requested to the following addresses of the Parties and to the attention of the persons identified below (or to such other address, addresses or persons as may be specified from time to time in a written notice). Any notices given pursuant to this Agreement shall be deemed to have been given and delivered upon the earlier of (a) if sent by overnight courier service, on the date when received at the address set forth below as proven by a written receipt from the delivery service verifying delivery, or (b) if sent by certified or registered mail, three (3) Business Days after mailed by certified or registered mail postage prepaid and properly addressed, with return receipt requested, or (c) if delivered in person, on the date of delivery to the address set forth below as proven by written signature of the recipient.

If to Kowa:

Name: Kowa Pharmaceuticals America, Inc.

Street: 530 Industrial Park Boulevard

City/State: Montgomery, AL 36117

Country: U.S.A

Attn: Chief Executive Officer and Chief Operating Officer, respectively

With a copy to: Name: Foley & Lardner LLP Street: 3579 Valley Centre Drive, Suite 300 City/State: San Diego, CA 92138 Country: U.S.A. Attn: Richard A. Kaufman

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

If to Amarin Pharma: Name: Amarin Pharma, Inc. Street: 1430 Route 206, Suite 101 City/State: Bedminster, NJ 07921 Country: U.S.A. Attn: Chief Executive Officer	With a copy to: Name: Amarin Pharma, Inc. Street: 1430 Route 206, Suite 101 City/State: Bedminster, NJ 07921 Country: U.S.A. Attn: General Counsel

If to Amarin Ireland: Name: Amarin Pharmaceuticals Ireland Limited Street: 88 Harcourt Street, Dublin 2, Co City/State: Dublin Country: Ireland Attn: Chief Executive Officer	With a copy to: Name: Amarin Pharma, Inc. Street: 1430 Route 206, Suite 101 City/State: Bedminster, NJ 07921 Country: U.S.A. Attn: Chief Executive Officer and General Counsel, respectively

Any notice to Amarin Pharma and/or Amarin Ireland shall also include a copy to:

Name: Morgan, Lewis & Bockius, LLP

Street: 502 Carnegie Center

City/State: Princeton, NJ 08540

Country: U.S.A

Attn: Randall B. Sunberg

Any notice to Amarin Pharma and/or Amarin Ireland shall also include a copy to: Name: Goodwin Procter LLP Street: 53 State Street City/State: Boston, MA 02109 Country: U.S.A. Attn: Michael Bison

15.4 Force Majeure. If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of a Force Majeure affecting the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such Force Majeure, provided that the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such Force Majeure ceases. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

15.5 No Partnership or Joint Venture. Amarin and Kowa shall be independent contractors and the relationship between the Parties hereunder shall not constitute a partnership, joint venture or agency. Neither Amarin nor Kowa shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of such other Party to do so.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

15.6 No Waiver Of Breach. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.

15.7 Severability. In the event that any portion of this Agreement is held illegal, void or ineffective, the remaining portions of this Agreement shall remain in full force and effect. If any of the terms or provisions of this Agreement are in conflict with any Applicable Law, then such terms or provisions shall be deemed to be modified to conform with such Applicable Law to the extent necessary in order that such terms or provisions be valid and enforceable and such amendment shall apply only with respect to the operation of such terms or provisions in the particular jurisdiction in which such declaration is made or, if such modification is not feasible, then such terms and provisions shall be deemed to be inoperative to the extent that such terms or provisions conflict with Applicable Law. In the event that the terms and conditions of this Agreement are materially altered as a result of this Section 15.7, the Parties shall renegotiate the terms and conditions of this Agreement to resolve any inequities and to achieve the original intent of the Parties.

15.8 Entire Agreement. This Agreement and all Schedules attached hereto, and including the safety agreement referred to in Section 7.6.3, shall constitute the entire agreement between the Parties relating to the subject matter hereof and thereof and shall supersede all previous writings and understandings including the Confidential Disclosure Agreement. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

15.9 Interpretation. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with generally accepted accounting principles in the United States, as in effect from time to time.

15.10 Execution In Counterparts. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original but which together shall constitute one (1) and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.

[Signature page follows.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed this Co-Promotion Agreement as of the Effective Date.

KOWA PHARMACEUTICALS, AMERICA, INC.

By:	/s/ Benjamin Stakely
Name:	Benjamin Stakely
Title:	President and CEO

AMARIN PHARMA, INC.

By:	/s/ John F. Thero
Name: Title:	John F. Thero President and CEO

AMARIN PHARMACEUTICALS IRELAND LIMITED

By:	/s/ Patrick O’Sullivan
Name: Title:	Patrick O’Sullivan Director

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1.14

Amarin Trademarks*

[***]

Schedule 1.14 - Amarin Trademarks

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1.53

Kowa Trademarks

[***]

Schedule 1.53 - Kowa Trademarks

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 1.86

Example of Sample Costs Calculation*

[***]

Schedule 1.86 - Example of Sample Costs Calculation

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 4.4

PDE Adjustment Calculation Example

Example:

[***]

Schedule 4.4 - PDE Adjustment Calculation Example

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Schedule 5.2

Co-Promote Fee

The percentage of Gross Margin to be used to calculate the Co-Promote Fee may vary [***] depending whether (1) the ANCHOR Data is permitted by the FDA or otherwise under Applicable Law to be used in the Promotion of the Product, or (2) the FDA has approved the ANCHOR Indication, and may also vary depending on the total Gross Sales, in all cases as set forth below.

[***]

Schedule 5.2 - Co-Promote Fee